AGREEMENT OF

                           PURCHASE AND SALE OF ASSETS

                                 BY AND BETWEEN


                        CENEX HARVEST STATES COOPERATIVES

                                       and

                            FARMLAND INDUSTRIES, INC.





                             DATED NOVEMBER 16, 2001

                    AGREEMENT OF PURCHASE AND SALE OF ASSETS

         THIS Agreement of Purchase and Sale of Assets (the "Agreement") is entered into and made effective as of this 16th day of November, 2001, by and between Cenex Harvest States Cooperatives, a Minnesota cooperative corporation, with principal offices at 5500 Cenex Drive, Inver Grove Heights, MN, 55077 ("CHS") and Farmland Industries, Inc., a Kansas cooperative corporation, with principal offices at 12200 North Ambassador Drive, Kansas City, MO, 64163 ("Farmland").

                                    RECITALS

         WHEREAS, Farmland is the owner of certain assets associated with its business of wholesale marketing of energy products (the "Business"); and

         WHEREAS, Farmland wishes to sell, and CHS wishes to purchase, certain of the assets associated with Farmland's operation of the Business, upon terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, undertakings, covenants, promises, and agreements as set forth herein, which Farmland and CHS each acknowledge are adequate and sufficient, Farmland and CHS do hereby agree as follows:

                                    AGREEMENT

1. PURCHASE AND SALE OF ASSETS. Subject to all the terms and conditions set forth in this Agreement, at the Closing (as such term is defined in Section 21. herein) on the Closing Date (as such term is defined in Section 21. herein), Farmland agrees to sell, transfer, assign, deliver, and convey to CHS, and CHS agrees to purchase, assume, and accept from Farmland, all of Farmland's rights, title, and interest to all the following described assets that are owned by Farmland and associated with the Business (collectively referred to as the "Assets"):

         a. Real Property. Certain real estate in Amarillo, Texas owned by Farmland and associated with the Business on the Closing Date, as more particularly described on Exhibit "A", attached hereto and incorporated herein, along with all buildings, fixtures, and other improvements and appurtenances owned by Farmland that are located on and constituting a part of such real estate on the Closing Date, together with all the estates and rights in and to such real estate, and in and to lands lying in streets, alleys and roads adjoining such real estate (the "Real Property");

          b. Personal Property.  Certain personal property owned by Farmland and
             ------------------
          associated with the Business on the Closing    Date,
          as more particularly described on Exhibit "B", attached hereto and incorporated herein (the "Personal Property");

          c.  Personal  Property  Leases.  To  the  extent  assignable,  all  of
              -------------------------
          Farmland's    rights   and    obligations    in    certain    personal
           property leases associated with the Business on the Closing Date, as more particularly described on Exhibit "C", attached hereto and incorporated herein (the "Personal Property Leases");

          d.  Contracts  and  Agreements.  To  the  extent  assignable,  all  of
              ------------------------
          Farmland's    rights   and    obligations    in   certain    contracts
            and agreements  associated with the Business
          on the Closing Date, as more particularly described on Exhibit "D", attached hereto and incorporated herein (the "Contracts and Agreements");

          e. Intellectual Property. All of Farmland's rights, title and interest
             ----------------------
          in certain trademarks,  service marks,  logos,
          trade names, and commercial symbols associated exclusively with the Business on the Closing Date, as more particularly described on
          Exhibit "E", attached hereto and incorporated herein (the "Intellectual Property");

          f. Business Records. Certain business records (or copies thereof), including but not limited to a list of customers served by the
          Business (the "Customer List") and all written and electronic information, files, records, and data relating to the Customer List, owned by Farmland and associated with the Business on the Closing Date, as more particularly described on Exhibit "F", attached hereto and incorporated herein (the "Business Records");

          g. Country  Energy,  LLC.  All of  Farmland's  membership  interest in
             -------------------
          Country Energy, LLC (the "Investment");

          h. JD Edwards  ERP  System.  All of  Farmland's  investment  in the JD
             ---------------------
          Edwards   ERP   System,    which    investment    was   made   jointly
           with CHS to be used by Country Energy, LLC, as agent for Farmland and CHS (the "ERP System");

          i.  Permits/Licenses.  To  the  extent  assignable,  all  permits  and
              ----------------
          licenses   which   are   held  by   Farmland   and   associated   with
              the   Business   on   the   Closing   Date,   (the
          "Permits/Licenses");

          j. Purchased  Inventory.  Certain inventories of energy products owned
             --------------------
          by Farmland and associated with the Business on the Closing Date, as more particularly described in Section 7. herein (the "Purchased Inventory").

2.       EXCLUDED  ASSETS.  Notwithstanding  anything to the contrary set forth,
         ----------------
or implied,  in this  Agreement,  it is  specifically agreed to by both
Farmland and CHS that the Assets, as such term is defined in Section 1. herein, do not include any of the following:

          a. Excluded  Inventory.  Any  inventories of energy  products owned by
             -------------------
          Farmland on the Closing Date that are not included in Purchased Inventory pursuant to the provisions of Section 7. herein (the "Excluded Inventory").

          b. Excluded Energy Facilities. Any interest of Farmland (including its subsidiaries) in real and/or personal property at Farmland facilities located at North Kansas City, Missouri, Coffeyville, Kansas, and
          Phillipsburg, Kansas, and any interest of Farmland (including its subsidiaries, including but not limited to Northeast Arkansas Oil Company, LLC) in retail petroleum facilities.

          c. Excluded Contracts/Leases. Any interest of Farmland (including its subsidiaries) in contracts and/or leases not included on an Exhibit to this Agreement, including but not limited to, the Petroleum Products Transportation Agreement (inclusive of all exhibits, tariffs, and division sheets related thereto) among Farmland, Farmland Pipeline Company, and Williams Pipe Line Company, effective May 1, 1997.

          d. Receivables.  Any interest of Farmland (including its subsidiaries)
             -----------
          in trade  accounts  and/or  notes  receivable  as of   the
          Closing Date.

          e.  Farmland  Other  Business  Enterprises.  Any  interest of Farmland
              --------------------------------------
          (including its subsidiaries)
          in any business enterprises not included in Farmland's wholesale energy business, including but not limited to, Farmland Pipeline Company, GEMM Energy Partners, LLC, Tri-Energy Limited Liability Company, Northeast Arkansas Oil Company, LLC, Nebraska Energy Limited Liability Company, Heartland Grain Fuels, L.P., and Dakota Fuels, Inc.

3. PROMOTION OF CHS. As additional consideration for CHS to purchase the Business and Assets set forth herein, Farmland agrees that it shall actively support CHS' purchase of the Business from Farmland to Farmland's member-owners, and that it shall actively promote CHS as the preferred wholesale energy products supplier in the agricultural marketplace ("Farmland Promotion"); provided however, that CHS agrees that Farmland shall not be required to expend funds for the purpose of performing such Farmland Promotion.

4. COVENANT NOT TO COMPETE. As additional consideration for CHS to purchase the Business and Assets set forth herein, Farmland agrees that, effective as of Closing, it shall not, directly, or indirectly through any affiliate and/or joint venture, engage in any business operations that competes, directly or indirectly, with CHS' operation of its wholesale energy business anywhere in the United States (the "Cenex Energy Business") for a period of seven (7) years from and after the Closing Date (the "Non-Compete Period"), pursuant to the terms and conditions set forth in this Section 4. (the "Covenant Not to Compete"). For all purposes of this Section 4., each and every reference to Farmland is intended, and shall be construed, to include Farmland, and every affiliate of Farmland, and every joint venture in which Farmland is a partner, and/or any successor in interest to Farmland, any affiliate of Farmland or any joint venture in which Farmland is a partner. For all purposes of this Section 4., "affiliate" shall be defined to be any individual or legal business entity which, directly or indirectly, controls, is controlled by, or is under common control with, Farmland, where the concept of "control" means the ability, directly or indirectly, to influence the management and policies of any such individual or legal business entity.

         a. Manufacturing Activities Not a Violation. Notwithstanding anything set forth herein to the contrary, Farmland and CHS agree that the provisions of this Section 4. shall not apply to the following activities by Farmland: (i) the sale of intermediate products historically produced at the Farmland refinery at Coffeyville, KS, and the sale of coke, steam, butane, carbon dioxide, nitrogen, argon, oxygen, hydrogen, benzene, xylene, and/or toluene produced at the manufacturing or processing facilities owned by Farmland (the "Manufacturing Byproduct(s)"); and/or (ii) the sale of electricity produced by co-generation involving utilization of manufacturing or processing facilities owned by Farmland (the "Co-Generation Electricity").

         b. Other Energy Products. Farmland specifically acknowledges and agrees that, except as specifically provided for in subsections c. through e. of this Section 4., any sale of propane, and/or lubricants, and/or gasolines and/or distillates (the "Defined Energy Product(s)") to persons or legal business entities other than CHS at any time during the Non-Compete Period will constitute a violation of the Covenant Not to Compete. In the event that a manufacturing or processing facility owned by Farmland will produce any energy product other than a Defined Energy Product or Manufacturing Byproduct or Co-Generation Electricity that is a product marketed by CHS as part of its Cenex Energy Business (the "Non-Defined Energy Product"), Farmland shall notify CHS of such Non-Defined Energy Product, and allow CHS to purchase such Non-Defined Energy Product at a fair market value price (the "CHS Option"). In the event that CHS notifies Farmland that it will not purchase any such Non-Defined Energy Product, Farmland shall have the right to sell such Non-Defined Energy Product to persons and/or legal business entities other than CHS (the "Refused Option Sale"), and CHS agrees that Farmland shall not be deemed to be in violation of its Covenant Not to Compete for making any such Refused Option Sale.

          c. Northeast Arkansas Facilities.  Notwithstanding  anything set forth
             -------------------------------
          herein to the contrary, Farmland and CHS agree that the following provisions shall apply to activities of Northeast Arkansas Oil Company, LLC, a wholly owned subsidiary of Farmland ("NEA") during the Non-Compete Period.

                  i. NEA Business at Closing. Farmland and CHS acknowledge and agree that, prior to the Closing Date, although NEA's primary business consists of operating retail petroleum facilities, NEA also markets refined energy products to customers on a wholesale basis (the "NEA Wholesale Sales Business"), which NEA Wholesale Sales Business will constitute a violation of the Covenant Not to Compete as of the Closing Date.

                  ii. Limited Waiver of Covenant Not to Compete. Farmland and CHS acknowledge and agree that it is currently Farmland's intention that the NEA Wholesale Sales Business will be sold within twelve (12) months after the Closing Date. CHS agrees that Farmland shall not be deemed to be in violation of its Covenant Not to Compete for a limited period of time not to exceed twelve (12) months after the Closing Date (the "NEA Non-Violation Period") as a result of the NEA Wholesale Sales Business, provided that, in the event that NEA is owned by Farmland, and in the event that NEA continues to operate the NEA Wholesale Sales Business, NEA's operation of such NEA Wholesale Sales Business during the NEA Non-Violation Period is in full compliance with the provisions of subdivisions iii. and iv. of subsection a. of this Section 4. (the "CHS Limited NEA Waiver"). Farmland specifically acknowledges and agrees that the CHS Limited NEA Waiver shall not be effective at any time beyond the time period that ends twelve (12) months after the Closing Date.

                  iii. No Expansion of NEA Wholesale Sales Business. In the event that Farmland owns NEA, and in the event that NEA continues to operate the NEA Wholesale Sales Business pursuant to the provisions of subdivision ii. of subsection a. of this
                  Section 4., Farmland shall be deemed to be in violation of its Covenant Not to Compete if the NEA Wholesale Sales Business is expanded beyond the size of the geographical area in which NEA conducted such NEA Wholesale Sales Business during the twenty four (24) months prior to the Closing Date., where such expansion occurs in any geographical area in which the Cenex Energy Business markets energy products to customers on or before the Closing Date.

                  iv. No Patronage to New Customers. In the event that Farmland, or any affiliate of Farmland, owns NEA, and NEA continues to operate the NEA Wholesale Sales Business pursuant to the provisions of subdivision ii. of subsection a. of this Section 4., Farmland shall be deemed to be in violation of its Covenant Not to Compete if it pays any patronage dividends (or similar distribution), whether in cash, stock, or other instrument, to any person or legal business entity as a result of such person or legal business entity purchasing energy products from the NEA Wholesale Sales Business if such person or legal business entity had not purchased energy products from the NEA Wholesale Sales Business within twenty four (24) months prior to the Closing Date, and if such person or legal business entity is a patron of the Cenex Energy Business on or before the Closing Date.

         d. Acquisition of Competing Business. Notwithstanding anything set forth herein to the contrary, Farmland and CHS agree that the following provisions shall apply in the event that Farmland becomes the owner of a business that competes with the Cenex Energy Business (the "Competing Business") during the Non-Compete Period as a result of a merger or acquisition of all or substantially all of the assets of a third party (the "Triggering Event").

                  i. First Right of Negotiation - Initial Period. If a Triggering Event occurs during a period of time beginning on the Closing Date and ending five (5) years after the Closing Date (the "Initial Period"), Farmland shall negotiate exclusively with CHS to sell such Competing Business to CHS for a period of forty five (45) days beginning on the day after the closing date of the Triggering Event (the "Initial Period Negotiating Time"). If an agreement cannot be reached between Farmland and CHS as to the sale of such Competing Business to CHS on terms acceptable to Farmland and CHS within such Initial Period Negotiating Time, then CHS agrees that Farmland shall not be deemed to be in violation of its Covenant Not to Compete if it operates such Competing Business for a period of time not to exceed twelve (12) months after the last day of the Initial Period Negotiating Time (the "Initial Period Non-Violation Period"), at which time Farmland shall be required to divest itself of such Competing Business, provided that Farmland's operation of such Competing Business during the Initial Period Non-Violation Period is in full compliance with the provisions of subdivisions iii. and iv. of subsection b. of this Section 4..

                  ii. First Right of Negotiation - Subsequent Period. If a Triggering Event occurs during a period of time beginning on the day immediately following the last day of the Initial Period and ending two years after the last day of the Initial Period (the "Subsequent Period"), Farmland shall negotiate exclusively with CHS to sell such Competing Business to CHS for a period of forty five (45) days beginning on the day after the closing date of the Triggering Event (the "Subsequent Period Negotiating Time"). If an agreement cannot be reached between Farmland and CHS as to the sale of such Competing Business to CHS on terms acceptable to Farmland and CHS within such Subsequent Period Negotiating Time, then CHS agrees that Farmland shall not be deemed to be in violation of its Covenant Not to Compete if it operates such Competing Business for a period of time not to exceed twelve (12) months after the last day of the Subsequent Period Negotiating Time (the "Subsequent Period Non-Violation Period"), at which time Farmland shall be required to either divest itself of such Competing Business or pay to CHS the amount of One Million Dollars ($1,000,000) (the "Liquidated Damages Fee", which Farmland and CHS specifically agree represents an amount that is reasonable in light of the anticipated or actual loss and the inconvenience or nonfeasibility of otherwise obtaining an adequate remedy, and is not, and shall not be construed to be, a penalty), at Farmland's option, provided that Farmland's operation of such Competing Business during the Subsequent Period Non-Violation Period is in full compliance with the provisions of subdivisions iii. and iv. of subsection b. of this Section 4.. In the event that Farmland elects to pay to CHS the Liquidated Damages Fee, Farmland shall not be deemed to be in violation of its Covenant Not to Compete if it operates such Competing Business for the remainder of the Non-Compete Period in full compliance with the provisions of subdivisions iii. and iv. of subsection b. of this Section 4..

                    iii.  No  Expansion  of  Competing  Business.  In the  event
                          ----------------------------------- that Farmland
                    operates a Competing Business pursuant to the provisions of subdivision i. and/or subdivision ii. of subsection b. of this Section 4., Farmland shall be deemed to be in violation of its
                    Covenant Not to Compete if it expands the size of the geographical area that such Competing Business marketed to customers during the twenty four (24) months prior to the closing date of the applicable Triggering Event, where such expansion occurs in any geographical area in which the Cenex Energy Business markets energy products to customers on or before the closing date of the applicable Triggering Event.

                    iv.  No  Patronage  to  New  Customers.  In the  event  that
                            ------------------------------
                    Farmland operates a
                    Competing Business pursuant to the provisions of subdivision i. and/or subdivision ii. of subsection b. of this Section 4., Farmland shall be deemed to be in violation of its Covenant Not to Compete if it pays any patronage dividends (or similar distribution), whether in cash, stock, or other instrument, to any person or legal business entity as a result of such person or legal business entity purchasing energy products from the Competing Business while Farmland operates such Competing Business if such person or legal business entity had not purchased energy products from such Competing Business within twenty four (24) months prior to the closing date of the applicable Triggering Event, and if such person or legal business entity is a patron of the Cenex Energy Business on or before the closing date of the applicable Triggering Event.

         e.      Refinery Production of Refined Energy Products. Notwithstanding
                  ----------------------------------------------
                 anything set forth herein to the contrary, Farmland and CHS agree that the following provisions shall apply to activities of Farmland's Coffeyville, Kansas refinery (the "Refinery") during the Non-Compete Period.

                  (i) Refinery Supply Agreement. Farmland and CHS acknowledge and agree that, as of the Closing Date, Farmland shall sell and deliver, and CHS shall purchase and accept the delivery of, certain refined energy products produced at the Refinery (the "Refined Energy Products"), pursuant to provisions of a Refinery Supply Agreement (the "Refinery Supply Agreement").

                  (ii) Termination of Refinery Supply Agreement. In the event that such Refinery Supply Agreement is terminated, for any reason other than a "Manufacturing Shut Down" as such term is defined in the Refinery Supply Agreement, and provided that Farmland continues to own an uninterrupted controlling equity interest in the Refinery, CHS agrees that Farmland shall not be deemed to be in violation of its Covenant Not to Compete if it sells such Refined Energy Products produced at the Refinery to any person or legal business entity after the termination of such Refinery Supply Agreement.

                  (iii) Force Majeure Declared by CHS. In the event that the Refinery Supply Agreement is in effect, and CHS has notified Farmland that it requests to be excused from its obligation to purchase some or all of the Refined Energy Products produced at the Refinery pursuant to the provisions of Paragraph 16. of Exhibit A of the Refinery Supply Agreement (the "Force Majeure Event") (the "Excused Refined Energy Products"), CHS agrees that Farmland shall not be deemed to be in violation of its Covenant Not to Compete if it sells such Excused Refined Energy Products produced at the Refinery to any person or legal business entity during the "continuance" of such Force Majeure Event, which "continuance" shall conclude upon Farmland's receipt of written notice from CHS that the conditions leading to such Force Majeure Event have ended and CHS is no longer requesting to be excused from its obligations to purchase Excused Refined Energy Products (the "Force Majeure Conclusion Notice"). Further, CHS agrees that, provided that Farmland exercises commercially reasonable efforts to promptly discontinue sales of Refined Energy Products produced at the Refinery to persons or legal business entities other than CHS following its receipt of such Force Majeure Conclusion Notice, Farmland shall not be deemed to be in violation of its Covenant Not to Compete if it sells Refined Energy Products produced at the Refinery following Farmland's receipt of such Force Majeure Conclusion Notice to persons or legal business entities who have, prior to Farmland's receipt of such Force Majeure Conclusion Notice, entered into written agreements with Farmland for the sale of such Refined Energy Products produced at the Refinery, for a period of time not to exceed thirty (30) days after Farmland's receipt of such Force Majeure Conclusion Notice. Farmland specifically acknowledges and agrees that sales of Refined Energy Products to persons or legal business entities other than CHS at any time during the Non-Compete Period following the time period that ends thirty (30) days after Farmland's receipt of such Force Majeure Conclusion Notice will constitute a violation of the Covenant Not to Compete.

                  (iv) Limitations On Activity That Is Not a Violation. Except as specifically provided for in subdivision (ii) and subdivision (iii) of this Section 4.c. of this Agreement, Farmland specifically acknowledges and agrees that sales of Refined Energy Products produced at the Refinery to persons or legal business entities other than CHS at any time during the Non-Compete Period will constitute a violation of the Covenant Not to Compete.

         f. Ethanol Joint Ventures. Notwithstanding anything set forth herein to the contrary, Farmland and CHS agree that the provisions of this
         Section 4. shall not apply to activities of joint ventures that produce ethanol in which Farmland has an equity ownership interest (the "Ethanol Joint Ventures"), provided that such Ethanol Joint Ventures only sell "raw" unblended ethanol, and never sell ethanol blended with gasoline. Farmland specifically acknowledges and agrees that sales of ethanol blended with gasoline by any such Ethanol Joint Venture at any time during the Non-Compete Period will constitute a violation of the Covenant Not to Compete.

         g. Equitable Relief. Farmland specifically acknowledges and agrees that any breach or violation of the provisions of this Section 4. by itself, or by any of its employees and/or agents, would cause CHS immediate and irreparable harm, and the extent of such injury would be difficult to measure, and may not be adequately compensated by money damages. Accordingly, Farmland specifically agrees that, in the event of any such breach or violation of any of the provisions of this Section 4., in addition to all the other remedies that are available at law or in equity, CHS shall be entitled to equitable relief, including temporary and permanent injunctive relief, to restrain any such breach or violation without the necessity of posting bond or showing or proving actual damage sustained by CHS, or the lack of an adequate remedy at law, as a result of the breach or violation by Farmland.

         h.       Enforceability.  If any provision of this Section 4. shall be
                  --------------
         determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by reason of any rule of law or public policy: (i) all other provisions of this Section 4. shall nevertheless remain in full force and effect and shall be deemed separate and divisible from all other provisions herein and none shall be deemed to be dependent upon any other unless so expressed herein, and (ii) such court may enforce such provision as the court finds to be reasonable.

         i. Assignability. Notwithstanding anything to the contrary herein, Farmland acknowledges and agrees that, in the event that CHS sells all or substantially all of the CHS Energy Business, CHS may assign, in part or in whole, its rights and benefits set forth in this Section 4. to the person or legal business entity that buys all or substantially all of the CHS Energy Business as part of such sale, without the consent of Farmland.

5. LICENSED MARKS. As additional consideration for CHS to purchase the Business and Assets set forth herein, Farmland agrees to grant to CHS, effective as of the Closing: (i) a non-exclusive royalty-free license to use certain trademarks, service marks, logos, trade names, and commercial symbols, or any combination thereof, owned by Farmland that are not associated exclusively with the Business on the Closing Date (the "Farmland Marks") for CHS' operation of the CHS Energy Business for a period of six (6) months from and after the Closing Date (the "License"); and (ii) a non-exclusive royalty-free right to sublicense certain of the Farmland Marks to customers of the CHS Energy Business for a period of two
(2) years from and after the Closing Date (the "Sublicense"); provided however that CHS' use of such License and Sublicense is limited to the following conditions:

         a.       Limited  List of  Farmland  Marks.  The  License  and
                  ---------------------------------
         Sublicense granted to CHS herein is applicable only to the following Farmland Marks: Farmland(R), Big Country(R), and Double Circle(R)(the "Licensed Marks").

         b. Limited Use of Licensed Marks by CHS. CHS' use of the Licensed Marks shall be limited to activities associated with the Cenex Energy Business as of the Closing Date. CHS agrees that it shall use commercially reasonable efforts to discontinue its use of the Licensed Marks pursuant to the License as soon as practicable after the Closing.

         c.       Limited Use of Sublicense.         CHS'  Sublicense  of the
                  -------------------------
         Licensed Marks shall be limited to customers of the CHS Energy Business using such Licensed Marks as of the Closing Date.

         d. General Terms and Conditions. CHS agrees that the Farmland Marks are the sole property of Farmland and that any goodwill generated from any and all uses of the Licensed Marks shall inure to the benefit of Farmland. CHS also agrees that the License granted to CHS herein is subject to and conditioned upon the agreement by CHS that any products or services sold or transferred by CHS using the Licensed Marks will be in accordance with, and subject to, commercial reasonable quality controls issued by Farmland to CHS in writing. In addition, CHS agrees that CHS' use of the Licensed Marks shall be in accordance with commercially reasonable written instructions from Farmland, and shall be in a manner consistent with the use of such Licensed Marks by Country Energy, LLC, during the time that it acted as agent for Farmland and CHS. CHS shall not, directly or indirectly, attack or assist a third party in attacking the validity of the Licensed Marks. CHS and Farmland shall coordinate in good faith with respect to the enforcement of CHS' Sublicense of the Licensed Marks to customers of the CHS Energy Business.

6. ASSUMPTION OF LIABILITIES. CHS agrees that, effective as of the Closing Date, it shall assume and perform all obligations, liabilities, and duties of Farmland under Personal Property Leases and Contracts and Agreements as set forth on Exhibits "C" and "D", by an assumption instrument in the form set forth on Exhibit "G", attached hereto and incorporated herein (the "Assumption Agreement").

7.       PURCHASED INVENTORY.  Inventories of energy products to be purchased by
         ------------------
 CHS as of the Closing Date shall include:


         a.       Propane.  All inventories of propane owned by Farmland and
                  -------
         associated with the Business on the Closing Date


         b.       Lubricants.  All inventories of merchantable base oils,
                  ----------
        additives, containers, lubricating oils, and greases owned by Farmland and associated with the Business on the Closing Date (which inventories exclude all base oils, additives, containers, and greases owned by Farmland located at Farmland's North Kansas City, Missouri Grease Plant).

         c.       Refined Products  Additives.  All inventories of additives for
                  ---------------------------
         gasoline and distillate products owned by Farmland and associated with the Business on the Closing Date.

         d.       Ethanol.  All inventories of ethanol owned by Farmland and
                  -------
         associated with the Business on the Closing Date.


         e. Refined Products. All inventories of gasoline and distillate
            ----------------
         products owned by Farmland and associated with the Business on the Closing Date, except for inventories of gasoline and distillate products in certain locations as set forth herein (the "Excluded Inventories"). Excluded Inventories shall consist of all inventories of gasoline and distillate products: (A) in the pipeline and terminals that are part of the Williams Pipeline System, Kaneb Pipeline System, Chase Pipeline System, and Cenex Pipeline System, and (B) in terminals operated by CHS and located at Chippewa Falls, McFarland, and Green Bay, Wisconsin. Excluded Inventory will be purchased by CHS from Farmland in the ordinary course of business pursuant to mutual agreement of Farmland and CHS as set forth in a "Inventory Exchange/Purchase Agreement" to be executed on or before the Closing Date.

         f.       Equipment.  All  inventories of petroleum  equipment and
                  ---------
         propane equipment owned by Farmland and associated with the Business on the Closing Date.

8.       PRO-RATIONS.

         a. Property Taxes, Utility Charges, and Lease Rentals. Real property taxes, personal property taxes, and utility charges associated with the Real Property and Assets at the Real Property that are due and payable in the year of Closing and rents for Personal Property Leases shall be pro-rated between Farmland and CHS as of the Closing Date. All special assessments, if any, levied against the Real Property prior to the Closing Date but due after the Closing Date shall be allocated to Farmland as of the Closing Date.

         b. Trade Payables. Trade payables associated with the Business while it was operated by Country Energy, LLC, as agent for Farmland and CHS, prior to the Closing Date that are unpaid as of the Closing Date shall be paid by Farmland and CHS on and after the Closing Date, and shall be pro-rated between Farmland and CHS effective as of the Closing Date.

         c. Expenses of Country Energy, LLC. Expenses of Country Energy, LLC, as agent for Farmland and CHS, that apply to time periods prior to the Closing Date that are unpaid as of the Closing Date shall be paid by Farmland and CHS on and after the Closing Date, and shall be pro-rated between Farmland and CHS effective as of the Closing Date.

         d.       Netting  Against  Payment  of  Purchase  Price.  The net
                  ----------------------------------------------
        amount of the pro-rated amounts calculated pursuant to subsections a. through c. of this Section 8. (the "Pro-Rations") shall increase or decrease, as appropriate, the amount paid by CHS to Farmland for the Assets to be sold and purchased hereunder.

9.       PURCHASE  PRICE.  The  purchase  price to be paid for all the  Assets
         ---------------
         to be sold and  purchased  under  this  Agreement  (the
         "Purchase Price") shall be an amount equal to the sum of:

         a. Assets Other Than Purchased Inventory (e.g. Real Property, Personal Property, Personal Property Leases, Contracts, Intellectual Property, Business Records, Investment, ERP System, and Permits/Licenses), plus the Farmland Promotion, Covenant Not To Compete, and License and Sublicense of Licensed Marks. Twenty nine million dollars ($29,000,000) plus the estimated amount of money invested by Farmland for its investment in the ERP System prior to Closing (which is an estimated amount of approximately two million three hundred thousand dollars ($2,300,000), which estimated amount shall be mutually agreed upon by Farmland and CHS on or before the Closing Date) (the "Base Price"); plus

         b.       Purchased  Inventory.  An  amount  equal to the  value of
                  --------------------
         Purchased Inventory, as calculated pursuant to mutual agreement of Farmland and CHS on or before the Closing Date.

The Base Price shall be allocated among the Assets, exclusive of Purchased Inventory, as set forth and described on Exhibit "H", attached hereto and incorporated herein, for all purposes, including but not limited to tax reporting.

10. PAYMENT OF PURCHASE PRICE. Provided that Farmland has performed all representations, warranties, undertakings, covenants, promises, and agreements in favor of CHS that are to be performed by Farmland on or before the Closing Date, as set forth and described in this Agreement, CHS shall pay the Purchase Price to Farmland as follows:

         a. Payment on the Closing Date. On the Closing Date, CHS shall pay to Farmland, by wire transfer of immediately available funds, an amount equal to the Base Price, plus an amount equal to the estimated amount of Purchased Inventory as mutually agreed upon by Farmland and CHS on the Closing Date, plus or minus an estimated amount of Pro-Rations as mutually agreed upon by Farmland and CHS on the Closing Date.

         b. Payment Subsequent to the Closing Date. Farmland and CHS agree to cooperate in good faith to complete the calculation of actual money invested by Farmland for its investment in the ERP System, actual Purchased Inventory and actual Pro-Rations, and compare such actual amounts to respective estimated amounts used to calculate the cash payment by CHS to Farmland on the Closing Date (with the collective net differences between actual and estimated amounts to be the "Settlement Amount") not later than thirty (30) days after the Closing Date (the "Subsequent Payment Date"). The party owing the Settlement Amount shall pay to the other party, by wire transfer of immediately owing funds, an amount equal to such Settlement Amount on the Subsequent Payment Date; provided however that in the event that Farmland and CHS have not agreed on the Settlement Amount by the Subsequent Payment Date, then the undisputed portion of the Settlement Amount shall be paid by the party owing such undisputed portion of the Settlement Amount, and Farmland and CHS shall cooperate in good faith to resolve and complete payment of the disputed portion of the Settlement Amount as soon as practicable after the Subsequent Payment Date.

11. DUE DILIGENCE. CHS and Farmland acknowledge that the parties have entered into a letter agreement dated October 17, 2001 setting forth terms and conditions pertaining to CHS' access upon the Real Property for the purpose of conducting environmental-related investigation activities (the "Letter Agreement"). In addition to the agreements set forth in the Letter Agreement, Farmland agrees that: (i) CHS' agents, servants, contractors, employees, and/or other representatives shall have the right to enter upon the Real Property between 9:00 a.m. and 5:00 p.m. CDT on Monday through Friday for the purpose of inspecting any or all of the Assets located at such Real Property; provided however that any such inspection pertaining to environmental conditions must be performed in accordance with provisions of the Letter Agreement; (ii) it shall provide CHS with copies of all Personal Property Leases, Contracts, Business Records and such other information as CHS reasonably deems necessary for it to evaluate the Assets and the Business; and (iii) it shall make available to CHS appropriate representatives of Farmland to discuss due diligence issues pertaining to the Assets and the Business. CHS shall have until the Closing Date to complete its due diligence review and investigation of the Assets and the Business. Farmland specifically agrees that no inspection or other review of the Assets and the Business by CHS, on or prior to the Closing Date, shall constitute a waiver or relinquishment on the part of CHS of its rights to rely on any of the representations, warranties, undertakings, covenants, promises, and agreements of Farmland in favor of CHS as are set forth in this Agreement.

12.      ENVIRONMENTAL MATTERS.

         a. Warranty. Farmland represents and warrants to CHS that, to the best of its knowledge, except as set forth on Exhibit "I", attached hereto and incorporated herein, the Assets associated with the Real Property are in substantial compliance with all "Applicable Environmental Laws" (as such term is defined in subsection d. below) with respect to its operation of the Business on the Real Property, and neither Farmland, or any other third party, has received a notice of violation of an Applicable Environmental Law with respect to the Real Property, pursuant to which any government agency would require soil and/or groundwater remediation. Further, Farmland represents and warrants that, to the best of its knowledge, except as specifically set forth on Exhibit "I", there are not any active, inactive, and/or abandoned wells, and/or any underground storage tanks located on the Real Property.

         b. Environmental Due Diligence. Farmland agrees that CHS shall have the right to perform Phase I and Phase II Environmental Site Assessments on the Real Property (the "Environmental Assessments") prior to the Closing Date, pursuant to the terms and conditions of the Letter Agreement. CHS agrees to notify the environmental consultant hired by CHS to perform the Environmental Assessments (the "Environmental Consultant") that the Environmental Consultant must treat all the information provided by Farmland or CHS pertaining to the Real Property (the "Confidential Information") in accordance with the terms of the Letter Agreement and in the same manner that the Environmental Consultant treats its own proprietary and confidential information, and CHS agrees that it shall not allow the Environmental Consultant to disclose Confidential Information to any person other than Farmland or CHS except in compliance with the terms of the Letter Agreement. CHS and Farmland agree that CHS shall provide a copy of the Letter Agreement to the Environmental Consultant and require such Environmental Consultant to abide by its terms. CHS also agrees to provide copies of final Phase I and Phase II Environmental Site Assessment Reports pertaining to the Real Property that are issued by the Environmental Consultant (the "Environmental Reports") to Farmland promptly upon CHS' receipt of such final Environmental Reports.

         c. Reporting Requirements. Farmland specifically agrees that it shall be solely responsible for any and all reporting requirements established by "Applicable Environmental Laws" (as such term is defined in subsection d. below) resulting from final Environmental Reports; provided however that nothing in this Section 12.c. shall be interpreted as precluding CHS from providing any information in such final Environmental Reports to any governmental entities: (i) at any time after the Closing Date; or (ii) at any time prior to the Closing Date if CHS reasonably believes, after consultation with legal counsel, that it is specifically required by law to provide such information to governmental entities.

         d.       Applicable  Environmental  Laws. As used herein,  "Applicable
                  -------------------------------
         Environmental  Laws" shall include the:  Comprehensive
         Environmental  Response,  Compensation and Liability Act, 42 U.S.C.
         Section 9601, et seq.; Resource  Conservation and Recovery
         Act, 42 U.S.C. Section 6901, et seq.; Federal Water Pollution Control Act, 33 U.S.C. Section 1251, et seq.; Clean Air Act,
         42 U.S.C. Section 7401, et seq.; Toxic Substances Control Act, 15 U.S.C. Section 2601, et seq.; Safe Drinking Water Act, 42
         U.S.C. Section 300; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Section 136, et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. 1801, et seq.; and any similar state and local laws and/or ordinances, and regulations implementing such statutes and/or otherwise intended for the protection of the environment in the state of Texas.

13.      INDEMNFICATIONS.

         a. No Other Liabilities Assumed by CHS. Except as provided for in
         Section 6., it is specifically agreed to by Farmland and CHS that (i) liabilities, debts and obligations of every character or description, known or unknown, of Farmland accruing or arising from transactions or occurrences prior to 11:59 p.m. CST on the Closing Date (the "Pre-Closing Liabilities"), shall be Farmland's sole obligation and responsibility, and (ii) CHS is not assuming, and shall not have any responsibility for, any Pre-Closing Liabilities. Notwithstanding anything to the contrary herein, it is specifically agreed to by Farmland that CHS shall have no responsibility for any costs associated with any investigation, remediation and/or corrective action required under Applicable Environmental Laws as a result of environmental conditions existing on, under, or adjacent to the Real Property as of 11:59 p.m. CST on the Closing Date.

         b.       Indemnification.  Farmland and CHS agree to indemnify each
                  ---------------
         other as set forth in subdivisions i. through iv. of this subsection b.:

                  i. Farmland's Indemnification Obligations. Farmland agrees to defend, indemnify and hold harmless CHS (including its affiliates, officers, directors, employees, and agents), from and against any and all claims, demands, damages, losses, liabilities, causes of action, judgments, fines, assessments (including penalties and/or interest), costs and expenses of any kind or nature, including attorneys' fees, consultants' fees, and costs and expenses of litigation and/or other form of dispute resolution, without regard to amount, caused by or arising or resulting from, whether directly or indirectly: (A) investigation, remediation, and/or corrective action required under Applicable Environmental Laws as a result of environmental conditions existing at the Real Property, or any adjoining real property, which environmental conditions resulted from a spill and/or release on the Real Property, prior to 11:59 p.m. CST on the Closing Date (provided, however, that if there is not a Closing of this Agreement, then Farmland's indemnification obligations as set forth in this subdivision (A) shall extend to environmental conditions resulting from any spill and/or release on the Real Property at any time); (B) Farmland's ownership of the Assets and/or operation of the Business prior to 11:59 p.m. CST on the Closing Date; and/or (C) Farmland's failure to comply with any applicable federal, state or local laws, ordinances, orders, permits, rules, and regulations; and/or (D) Farmland's breach of any of its representations, warranties, undertakings, covenants, promises and agreements as set forth in this Agreement.

                  ii. CHS' Indemnification Obligations. CHS agrees to defend, indemnify and hold harmless Farmland (including its affiliates, officers, directors, employees, and agents), from and against any and all claims, demands, damages, losses, liabilities, causes of action, judgments, fines, assessments (including penalties and/or interest), costs and expenses of any kind or nature, including attorneys' fees, consultants' fees, and costs and expenses of litigation and/or other form of dispute resolution, without regard to amount, caused by or arising or resulting from, whether directly or indirectly: (A) if there is a Closing of this Agreement, investigation, remediation, and/or corrective action required under Applicable Environmental Laws as a result of environmental conditions existing at the Real Property, or any adjoining real property, which environmental conditions resulted from a spill and/or release on the Real Property, from and after 11:59 p.m. CST on the Closing Date; (B) if there is a Closing of this Agreement, CHS' ownership of the Assets and/or operation of the Business from and after 11:59 p.m. CST on the Closing Date; and/or (C) CHS' failure to comply with any applicable federal, state or local laws, ordinances, orders, permits, rules, and regulations; and/or (D) CHS' breach of any of its representations, warranties, undertakings, covenants, promises and agreements as set forth in this Agreement.

                  iii. Notice of Demand for Indemnification. Within ninety (90) days after discovery of, or constructive receipt of notice of the assertion of, any claim as to which CHS or Farmland is, or may be, indemnified by the other party hereto pursuant to provisions of this Section 13.b., the party seeking indemnification shall notify the other party hereto of such claim, and tender to the other party the right to defend against such claim, but reserving the right to participate, at its own cost and expense, in the litigation and/or the settlement of such claim. The party receiving a claim for indemnification shall not be obligated to indemnify the party seeking indemnification if such party seeking indemnification
                  (A) fails to notify the other party hereto as provided herein, or (B) compromises or settles the claim without consent of the other party hereto.

                  iv. Country Energy, LLC. Farmland and CHS acknowledge that, since September 1, 1998 to the Closing, Country Energy, LLC has acted as agent for Farmland and CHS in the marketing, sale and distribution of energy products. Farmland and CHS specifically agree that nothing in this Section 13.b. shall be construed as expanding, limiting, or otherwise modifying, in any way, the respective rights and obligations associated with Farmland's and CHS' respective membership interests in Country Energy, LLC.

                  v.       Survival  of  Indemnification  Obligations.  Farmland
                           ------------------------------------------
                  and CHS specifically agree that, notwithstanding anything to the contrary, all of the terms and conditions of this Section 13.b. shall survive the Closing.

14. CHS' USE OF FARMLAND'S LEGACY COMPUTER SYSTEM. Farmland agrees to allow CHS to use Farmland's "Legacy Computer System" for a transition period after the Closing Date, in accordance with the provisions set forth in Exhibit "J, attached hereto and incorporated herein.

15.      RECEIVABLES.  Farmland and CHS mutually agree to cooperate in good
         -----------
faith to resolve all issues related to receivables owned by Farmland and CHS generated by sales of energy products before and after the Closing Date.

-
         a. CREATION OF ACCOUNTS RECEIVABLE PRIOR TO CLOSING. During the time period beginning September 1, 1998 through the Closing, Country Energy, LLC sold energy products to customers of CHS and Farmland, as agent for CHS and Farmland, with each sale being jointly made by CHS and Farmland (the "Joint Sales"). Both CHS' and Farmland's accounts receivable systems were used to record accounts receivable from customers generated by such Joint Sales. Effectively, the accounts receivable recorded on CHS' system that resulted from Farmland's share of Joint Sales were purchased by CHS from Farmland at the time of recording, and the accounts receivable recorded on Farmland's system that resulted from CHS' share of Joint Sales were purchased by Farmland from CHS at the time of recording (the "Receivable Purchases"). Such Receivable Purchases were made with full recourse in the event that any of such Receivables Purchases were later determined to be uncollectible. After such Receivable Purchases were made, Farmland managed the collection of receivables from Joint Sales recorded on Farmland's accounts receivable system, and CHS managed the collection of receivables from Joint Sales recorded on CHS' accounts receivable system.

         b. POST-CLOSING COLLECTION OF RECEIVABLES RECORDED FROM JOINT SALES. CHS and Farmland agree that it is their intent that for a time period of six (6) months after Closing, Farmland will continue to manage the collection of receivables from Joint Sales prior to Closing that were recorded on Farmland account receivables system, and CHS will continue to manage the collection of receivables from Joint Sales prior to Closing that were recorded on CHS' accounts receivables system (the "Post Closing Collection Period"). To facilitate in the timely collection of receivables arising from Joint Sales prior to the Closing, Farmland and CHS agree to the following:

                  i. Farmland irrevocably constitutes and appoints CHS, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority, in the place and stead of Farmland, and in the name of Farmland or in its own name, without notice to or assent by Farmland, to sign, endorse, and negotiate any check, draft, or other instrument received by CHS as payments by customers of accounts receivable balances owned by Farmland as of the Closing Date.

                  ii. CHS irrevocably constitutes and appoints Farmland, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority, in the place and stead of CHS, and in the name of CHS or in its own name, without notice to or assent by CHS, to sign, endorse, and negotiate any check, draft, or other instrument received by Farmland as payments by customers of accounts receivable balances owned by CHS as of the Closing Date.

                  iii. Farmland and CHS acknowledge that some of the customers who purchased energy products jointly from Country Energy, LLC, as agent for Farmland and CHS, prior to Closing, erroneously paid Farmland instead of CHS and CHS instead of Farmland. Farmland and CHS expect that these payment errors may continue to occur after Closing, and agree to mutually cooperate to discuss, resolve, and settle such payment errors weekly during the Post Closing Collection Period

         c. SETTLEMENT OF RECEIVABLES FROM JOINT SALES. CHS and Farmland agree to mutually cooperate during the Post Closing Receivable Collections Period to promptly discuss and resolve issues arising from post-closing collection of receivables recorded from Joint Sales prior to Closing. At the end of the Post Closing Receivable Collections Period, CHS and Farmland representatives shall meet to mutually agree on the proper actions to take on open issues related to uncollected receivables from Joint Sales prior to Closing.

         d. POST-CLOSING COLLECTION OF RECEIVABLES ARISING FROM POST-CLOSING SALES OF ENERGY PRODUCTS BY CHS. Farmland and CHS acknowledge that some customers who purchased energy products jointly from Country Energy, LLC, as agent for Farmland and CHS, prior to Closing, may erroneously pay to Farmland amounts properly due to CHS for its sales of energy products after Closing. Farmland agrees to promptly pay to CHS all such amounts it receives.

16. GENERAL REPRESENTATIONS AND WARRANTIES OF FARMLAND. In addition to the specific representations, warranties, undertakings, covenants, promises, and agreements of Farmland as set forth elsewhere in this Agreement, Farmland hereby makes the following general representations, warranties, covenants, undertakings, covenants, promises, and agreements to, and with, CHS with the intent that CHS may rely upon the same:

         a. Organization and Standing of Farmland. Farmland is a cooperative corporation duly organized and validly existing in good standing under the laws of the State of Kansas, is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the conduct of the Business makes such qualification necessary, and has the corporate power to own the Assets and to carry on the Business as it is currently being conducted.

         b. Corporate Authority of Farmland. Farmland has taken all corporate actions required to authorize the execution and delivery of this Agreement. Prior to the Closing Date, Farmland shall have taken all corporate actions required in order to enable it to consummate the transaction contemplated by this Agreement and to make binding upon it all the representations, warranties, undertakings, covenants, promises, and agreements made, and to be performed by it, under this Agreement.

         c. No Breach of Other Agreements. Neither the execution of this Agreement by Farmland, nor the Closing of the transaction contemplated by this Agreement by Farmland, will constitute a violation of, or are or will be in conflict with, or are or will constitute a breach of, or default under, any term or provision of any contract, indenture or other agreement or instrument to which Farmland is a party.

         d.       No  Violation  of Law.  Neither the  execution of this
                  ---------------------
         Agreement by Farmland, nor the Closing of the transaction contemplated by this Agreement by Farmland, will constitute a violation of any applicable law, order, rule or regulation of any governmental or quasi-governmental authority.

         e. Property Taxes/Utilities. Farmland has paid all property taxes and special assessments associated with the Real Property which are due and payable as of the Closing Date. All utilities for power, gas, electric, water, sewer and telephone are available to the Real Property without the need for any right of way, easement, or other consent in order to access and use said utilities.

         f. Compliance With Laws and Regulations. Exclusive of environmental matters, which shall be governed solely by the provisions of Section
         12. herein, the Business is in substantial compliance with all applicable federal, state, and/or local laws, ordinances, orders, rules, and/or regulations. Farmland's operation of its Business on the Real Property is a permitted use of the Real Property under all the current applicable zoning ordinances, regulations and restrictions thereto , and to the best of Farmland's knowledge, there are no conditions which would interfere with, or restrict, CHS' peaceful possession of the Real Property, or CHS' intended use of the Assets as part of the Cenex Energy Business.

         g. No Legal Proceedings Affecting the Assets. Exclusive of environmental matters, which shall be governed solely by the provisions of Section 12. herein, to the best of Farmland's knowledge, there are no claims, investigations, litigation and/or any other legal proceedings, administrative or judicial, present, pending or threatened, by any person or entity, whether regulatory or private, which will, directly or indirectly, materially affect the use or the marketability of any of the Assets.

         h. Ownership of the Assets. On the Closing Date, Seller will own fee title to the Real Property, free of any liens, claims, restrictions, encumbrances or encroachments except those encumbrances shown on the Title Insurance Commitment described in subsection m. of this Section
         16. and accepted by CHS (the "Permitted Encumbrances") . On the Closing Date, Seller shall own good and marketable title to all the Personal Property, free of any liens, claims, restrictions, or encumbrances.

         i. Condition of Real Property Improvements. Exclusive of environmental matters, which shall be governed solely by the provisions of Section
         12. herein, to the best of Farmland's knowledge, there are not, and as of the Closing Date there will not be, any defects, structural or non-structural, of material significance in any of the improvements to the Real Property, including the heating, air conditioning, ventilating, electrical, plumbing, water, sewer, or other systems installed in such improvements.

         j. Conduct of the Business. Without the prior written consent of CHS, Farmland will not sell or otherwise dispose of, or purchase or acquire, any assets in a manner inconsistent with any of the provisions of this Agreement. Farmland agrees to carry on its Business in the same manner as heretofore conducted, and will not take any action other than in conformity with prior practice in the ordinary and regular course of business as heretofore conducted. Further, Farmland agrees that it will use commercially reasonable efforts to maintain all of the Assets in the same condition as existed on the effective date of this Agreement through the Closing Date (normal wear and tear excepted).

         k.       No Right of Others to Purchase the Assets. Except for the
                  -----------------------------------------
         transactions contemplated by this Agreement, no person or other entity has an option, or any other right, to purchase all or any part of the Assets.

         l.       No Covenants,  Conditions, and/or Restrictions.  None of the
                  ----------------------------------------------
         Assets are subject to any agreement with any third party which contain covenants, conditions, and/or restrictions which affect, directly or indirectly, the use or the marketability of the Assets, except for the Permitted Encumbrances described in subsection h. of this Section 16., and except as set forth on Exhibit E-1 herein .

         m. Status of Real Property. Farmland represents that, at the request of CHS, it has ordered a Title Insurance Commitment to be delivered to CHS, committing the issuing insurance company to issue title insurance insuring marketable title of the Real Property included in the Assets to be conveyed hereunder, free and clear of liens, claims, restrictions, encumbrances, or encroachments except for the Permitted Encumbrances. CHS shall be allowed a reasonable time after receipt of the title commitment for the making of any objections to the status of the title of the Real Property. If any objections to the status of the title of the Real Property are made by CHS, Farmland shall make reasonable efforts to resolve such objections as soon as practicable after its receipt of any such notice of objections from CHS. All expenses incurred by Farmland in resolving any such objection(s) shall be Farmland's sole responsibility to pay. In the event that any objection as to title has not been resolved prior to the Closing Date, either the Closing Date shall be delayed until all such objections have been resolved, or upon a mutual agreement of the parties, the Purchase Price set forth herein shall be reduced by an amount which is mutually acceptable to CHS and Farmland, and CHS shall take such Real Property subject to such defect(s) in title.

         n. Status of Tangible Personal Property. All items of Personal Property that are included in the Assets, including, but not limited to, pollution control equipment, shall be conveyed to CHS on an "AS IS, WHERE IS, WITH ALL FAULTS" basis, and except for Farmland's representations and warranties specifically set forth in this Agreement, including but not limited to the warranty of unencumbered title set forth in Section 11.g., ALL WARRANTIES OR REPRESENTATIONS CONCERNING THE CONDITION OF PERSONAL PROPERTY, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR ANY WARRANTY OF FITNESS FOR ANY PARTICULAR PURPOSE, ARE EXPRESSLY DISCLAIMED.

         o. Consents or Approvals for Assignment. In the event that the consent or approval of a third party is required in connection with the assignment of any of the Leases or Contracts, Farmland agrees to use commercially reasonable efforts to obtain consent or approval from such third party(ies); provided however, that any failure to obtain such a consent or approval shall not constitute a breach of this Agreement, so long as Farmland has complied with its obligation to use commercially reasonable efforts.

17. GENERAL REPRESENTATIONS AND WARRANTIES OF CHS. In addition to the specific representations, warranties, undertakings, covenants, promises, and agreements of CHS as set forth elsewhere in this Agreement, CHS hereby makes the following general representations, warranties, covenants, undertakings, covenants, promises, and agreements to, and with, Farmland with the intent that Farmland may rely upon the same:

         a. Organization and Standing of CHS. CHS is a cooperative corporation duly organized and validly existing in good standing under the laws of the State of Minnesota, and has the corporate power to own the Assets and to carry on the Business as it is currently being conducted. Prior to the Closing Date, CHS shall be duly qualified to do business as a foreign corporation in good standing in each jurisdiction where the conduct of the Business makes such qualification necessary.

         b. Corporate Authority of CHS. CHS has taken all corporate actions required to authorize the execution and delivery of this Agreement. Prior to the Closing Date, CHS shall have taken all corporate actions required in order to enable it to consummate the transaction contemplated by this Agreement and to make binding upon it all the representations, warranties, undertakings, covenants, promises, and agreements made, and to be performed by it, under this Agreement.

         c. No Breach of Other Agreements. Neither the execution of this Agreement by CHS, nor the Closing of the transaction contemplated by this Agreement by CHS will constitute a violation of, or are or will be in conflict with, or are or will constitute a breach of, or default under, any term or provision of any contract, indenture or other agreement or instrument to which CHS is a party.

         d.       No  Violation  of Law.  Neither  the  execution  of  this
         ---------------------
         Agreement by CHS, nor the Closing of the transaction contemplated by this Agreement by CHS, will constitute a violation of any applicable law, order, rule or regulation of any governmental or quasi-governmental authority.

18.      FARMLAND'S  CONDITIONS  PRECEDENT TO CLOSING.  Farmland's  obligation
         --------------------------------------------
         to consummate the transaction contemplated by this Agreement will be subject to satisfaction of the following conditions on or before the Closing Date:

         a.       Continuing  Representations  and  Warranties.  All
                  --------------------------------------------
         representations and warranties of CHS as are contained in this Agreement shall be true in all material respects at, or as of, the Closing Date as though all such representations and warranties were made at, or as of, such date.

         b. CHS' Obligation to Perform. CHS shall have performed or complied with all of its undertakings, covenants, promises, and agreements required by this Agreement to be performed and/or satisfied by CHS at or prior to the Closing Date.

         c.       Material  Discrepancies/  Breaches.  Farmland shall not have
                  ----------------------------------
         discovered any material error, misstatement, and/or omission in any of the representations and warranties made by CHS in this Agreement, or any material breach by CHS of CHS' undertakings and agreements as set forth in this Agreement, on or before the Closing Date.

         d.       Corporate  Resolution.  Prior to the Closing  Date,  CHS shall
                  ---------------------
         have delivered to Farmland for its review certified copies of resolutions adopted by CHS' Board of Directors, authorizing the entry into this Agreement by CHS, and consummation of transactions contemplated herein.

         e.       Lender  Approval.  Prior to the Closing Date,  Farmland's
                  ----------------
         lenders shall have given the necessary  approval to enable
         Farmland to execute this Agreement, and the Additional Agreements described in Section 20.c. herein, and to consummate the Closing of the transaction contemplated by this Agreement.

19.      CHS' CONDITIONS  PRECEDENT TO CLOSING.  CHS'  obligation to consummate
         -------------------------------------
the transaction contemplated by this Agreement will be subject to satisfaction of the following conditions on or before the Closing
Date:

         a.       Continuing  Representations  and Warranties.  All
                  -------------------------------------------
         representations and warranties of Farmland as are contained in this Agreement shall be true in all material respects at, or as of, the Closing Date as though all such representations and warranties were made at, or as of, such date.

         b.       Farmland's  Obligation  to  Perform.  Farmland  shall  have
                  -----------------------------------
         performed or complied with all of its undertakings, covenants, promises, and agreements required by this Agreement to be performed and/or satisfied by Farmland at or prior to the Closing Date.

         c.       Material  Discrepancies/  Breaches. CHS shall not have
                  ----------------------------------
         discovered any material error, misstatement, and/or omission in any of the representations and warranties made by Farmland in this Agreement, or any material breach by Farmland of Farmland's undertakings and agreements as set forth in this Agreement, on or before the Closing Date.

         d.       Corporate  Resolution.  Prior to the Closing  Date,  Farmland
                  ---------------------
         shall have delivered to CHS for its review certified copies of resolutions adopted by Farmland's Board of Directors, authorizing the entry into this Agreement by Farmland, and consummation of transactions contemplated herein.


         e.       Satisfactory  Due Diligence.  CHS shall have  completed its
                  ---------------------------
         due diligence investigation and concluded, at its sole discretion, that it is satisfied with the results of its due diligence investigation.

         f.       Release of Security  Interests.  Prior to the Closing Date,
                  ------------------------------
         Farmland shall have obtained termination statements and release or satisfaction of mortgages from all parties having a security interest in any of the Assets to be conveyed to CHS.

         g.       Condition  of Assets.  There shall have been no  material
                  --------------------
         change in the condition of all or any part of the Assets during the time period passing from the execution of this Agreement to the Closing Date.

         h. Contract with OSG. CHS shall have negotiated to its satisfaction, at its sole discretion, a contract with One System Group ("OSG") pertaining to CHS' transition use of Farmland's Legacy Computer System.

20.      RECIPROCAL  CONDITIONS  PRECEDENT TO CLOSING.  In addition to the
         --------------------------------------------
respective conditions precedent to closing as set forth in Sections 18. and 19. herein, CHS' and Farmland's respective obligation to consummate the transaction contemplated by this Agreement will be subject to satisfaction of the following conditions on or before the Closing Date:

         a. Completion of Exhibits. CHS and Farmland acknowledge and agree that certain of the Exhibits attached to this Agreement have not been completed as of execution of this Agreement. CHS and Farmland agree that they shall cooperate in good faith to ensure that all such Exhibits are completed by the Closing Date, and the completion of all such Exhibits shall be a closing condition for each of CHS and Farmland.

         b. Mutual Agreements. Farmland and CHS acknowledge and agree that certain provisions set forth in this Agreement require mutual agreement of both parties hereto. Farmland and CHS agree that they shall cooperate in good faith to ensure that all such required mutual agreements are achieved by the Closing Date, and the completion of all such mutual agreements shall be a closing condition for each of Farmland and CHS.

         c. Execution of Additional Agreements. CHS and Farmland shall negotiate and execute a Refinery Supply Agreement with respect to the production of refined energy products at Farmland's Coffeyville, KS refinery, a Grease Supply Agreement with respect to the production of grease products at Farmland's North Kansas City, MO grease plant, a Management Oversight Agreement with respect to activities of NEA's retail petroleum facilities, an Inventory Exchange/Purchase Agreement with respect to Excluded Inventory, a Terminal Throughput Agreement with respect to Farmland's terminal at Philipsburg, KS, and a Lease Agreement with respect to Farmland Transportation's use of space at the Real Property (collectively, the "Additional Agreements"). CHS and Farmland agree that they shall cooperate in good faith to ensure that all of the Additional Agreements are executed by the Closing Date, and the completion of all such Additional Agreements shall be a closing condition for each of Farmland and CHS.

21.      CLOSING.  Subject to and conditional  upon the  satisfaction  of the
         -------
conditions  precedent set forth in Sections 18., 19., and
20. herein, consummation of the purchase and sale of Assets, pursuant to terms and conditions of this Agreement (the "Closing"), shall be held on November 30, 2001, or such other date as is mutually agreed upon by the parties and shall occur at such place and time as is mutually agreed upon by the parties (referred to as the "Closing Date").

         a. Deliveries by Farmland at the Closing. At the Closing, Farmland shall sell, transfer, assign, deliver, and convey all of the Assets to be sold hereunder, and shall deliver to CHS a General Assignment and Bill of Sale in a form set forth on Exhibit "K", attached hereto and incorporated herein, effective to vest in CHS good and marketable title to all of the Assets other than Real Property, free and clear of any liens, claims, restrictions, or encumbrances, and a Special Warranty Deed in a form and substance acceptable to CHS, effective to vest in CHS good and marketable title to the Real Property, free and clear of any liens, claims, restrictions, encumbrances, or encroachments except for Permitted Encumbrances. Upon completion of the Closing, Farmland shall also instruct the title insurance company which issued a commitment for a policy of title insurance (pursuant to Section 16.m. herein) to issue and deliver a policy of title insurance consistent with the terms of this Section 21.a. to CHS.

         b.       Deliveries  by CHS at the  Closing.  At the  Closing,  CHS
                  ----------------------------------
         shall  deliver to  Farmland a cash  payment as provided in
         Section 10. herein, and an Assumption Agreement in the form set forth on Exhibit "H", effective to assume all the obligations and liabilities of Farmland as set forth in Section 5. herein.

         c. Sales/Transfer Taxes/Fees. Farmland shall be responsible to pay any and all recording fees, sales taxes, transfer taxes, appraisal costs, survey costs, and title insurance policy expenses applicable to, or incurred pursuant to, or resulting from, the sale, transfer, assignment, delivery, and conveyance of the Assets (the "Transfer Fees"). Upon the payment of all Transfer Fees, Farmland shall remit to CHS an invoice for one-half of such Transfer Fees, which invoice shall be paid by CHS promptly upon its receipt of such invoice and copies of invoices for Transfer Fees paid by Farmland.

         d. Delivery of Assets; Risk of Loss. Delivery of possession of Assets purchased hereunder shall be deemed to have occurred, for all purposes, at 11:59 p.m. CST on the Closing Date, and all the risks of loss, whether or not covered by insurance, shall be on Farmland until such time, and on CHS from and after such time.

22. DISPUTE RESOLUTION PROCESS. Farmland and CHS each agree to act in good faith to resolve any dispute which may arise out of or relate to the obligations and/or rights of the parties hereto pertaining to the terms and conditions of this Agreement. If any such dispute arises, Farmland and CHS each agree to attempt to resolve such dispute through the following procedures.

         a.       Negotiating  Person.  Representatives  of each party shall
                  -------------------
         meet within ten (10) days after a request by either party.
         The meeting shall be held at the offices of the party receiving the request to meet at a mutually agreed upon time.

         b. Senior Executives. In the event that such dispute has not been resolved by the procedures as set forth in subsection a. of this
         Section 22. within twenty (20) days after the first meeting of the parties, then the dispute shall be referred to senior executives for both parties, and such executives shall meet for negotiations on the dispute not later than fifteen (15) days after the end of the twenty
         (20) day period set forth herein. The meeting shall be held at the offices of the party receiving the request to meet at a mutually agreed upon time.

         c.       Additional  Meetings.  In the event that more than one meeting
                  --------------------
         is scheduled by the parties  pursuant to subsection a.
         or subsection b. of this Section 22., the location of such meetings shall alternate between the offices of the party receiving the request to meet and the party making the request to meet.

         d. Binding Arbitration. In the event that the dispute has not been resolved within thirty (30) days after the initial meeting of the senior executives described in subsection b. of this Section 22., unless the parties mutually agree to change the procedures, the parties will then attempt in good faith to resolve the dispute in accordance with the Center for Public Resources ("CPR") applicable binding arbitration procedures then in effect. Any such binding arbitration procedure shall be governed by the Federal Arbitration Act 9 U.S.C. ss.ss.1-16, and judgment upon the arbitration award rendered by the arbitrator may be entered by any court having jurisdiction thereof. The place of arbitration shall be the principal place of business of the party who received the original request to meet, unless the parties mutually agree to another location. Each of Farmland and CHS shall be responsible for one-half (1/2) of the fees charged by CPR and the arbitrator for such binding arbitration. Each of Farmland and CHS shall bear its own attorney's fees and costs associated with prosecuting or defending the claim brought pursuant to the dispute resolution process procedures set forth in this Section 22. of the Agreement.

23. NOTICES. All notices, requests, demands, or other communications provided for in this Agreement shall be in writing and delivered in person, or by facsimile transmission, or deposited in the United States mail, postage prepaid, for mailing by certified mail, return receipt requested, addressed as follows:

     a.       If to CHS:                         CHS Cooperatives
              ---------
                                                 5500 Cenex Drive
                                                 St. Paul, MN  55077
                                                 Attention:  Leon Westbrock
                                                 Telephone Number:  651-451-5284
                                                 Facsimile Number:  651-451-4905
              with a copy to:           CHS Cooperatives
                                                 5500 Cenex Drive
                                                 St. Paul, MN  55077
                                                 Attention:  Scott T. Beiswenger
                                                 Telephone Number:  651-306-3751
                                                 Facsimile Number:  651-451-4554

         b.       If to Farmland:           Farmland Industries, Inc.
                  --------------
                          12200 North Ambassador Drive
                                                     Kansas City, MO  64163
                             Attention: Robert Honse
                         Telephone Number: 816-713-6415
         Facsimile Number:  816-713-5933

              with a copy to:           Farmland Industries, Inc.
                                                12200 North Ambassador Drive
                                                Kansas City, MO  64163
                                                Attention:  Robert Terry
                                                Telephone Number:   816-713-8263
                                                Facsimile Number:  816-713-5902

or to such other address as either party shall designate by written notice to the other party hereto. All such notices, requests, demands or other communications shall be effective when actually delivered, if in person, or when actually received, in the case of a facsimile transmission, or on the third business day after being deposited in the mail.

24. ADDITIONAL INSTRUMENTS AND FURTHER ASSURANCES. Farmland agrees that it will, upon receiving a request from CHS, on and/or after the Closing Date, execute and promptly deliver to CHS such other instruments of sale, transfer, assignment, and conveyance, and/or take such other actions, as CHS reasonably believes are necessary or proper, to more effectively vest ownership of the Assets in CHS and/or to put CHS in possession of all the Assets. CHS agrees that it will, upon receiving a request from Farmland, on and/or after the Closing Date, execute and promptly deliver to Farmland such additional instruments and to take such other actions as Farmland reasonably believes are necessary or proper to evidence the assumptions, covenants and agreements of CHS under this Agreement. In addition, Farmland and CHS each agree to the following terms and conditions in respect of business records, including written and electronic information, files, records, and associated data, related to their respective wholesale energy businesses, including business records (or copies thereof) related to their joint wholesale energy business managed by Country Energy, LLC (the "Wholesale Energy Business Records"):

         (a) Business Records Retention. Farmland and CHS each agree to retain all their respective Wholesale Energy Business Records after the Closing Date in accordance with their respective record retention policies, which record retention policies shall require retention of records for a period of time at least as long as the time required by applicable law.

         (b) Response to Reasonable Request. Farmland and CHS each agree that, upon receiving a request from the other party after the Closing Date, provide reasonable access to the other party to their respective Wholesale Energy Business Records, or deliver to the other party copies of such Wholesale Energy Business Records, and/or take such other actions (including, but not limited to, providing reasonable access to employees), as the other party reasonably believes are necessary to resolve employee claims and/or third party claims, and/or necessary to comply with legal and/or regulatory matters.

CHS and Farmland each agree that to perform all of their respective obligations set forth in this Section 24. without further consideration from the other party hereto, other than reimbursement of out of pocket expenses incurred in performing such obligations.

25. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The parties agree that all the representations, warranties, undertakings, covenants, promises, and agreements contained herein or made pursuant to this Agreement shall survive the Closing Date for a period of the statute of limitations that is applicable thereto, and shall not be merged into the Closing. Each party hereto shall be, and shall remain, liable to the other party hereto for the amount of all damages or losses to such party resulting from any breach of, or inaccuracy in, such representations and warranties, or failure to observe or comply with any such undertakings, covenants, promises, and agreements.

26.      EXHIBITS.  All Exhibits  attached  hereto are expressly made a part of
         --------
this Agreement as fully as though completely set forth herein. All statements contained in any Exhibit are an integral part of this Agreement, and shall be deemed to be representations and warranties of the party making such statement.

27. ENTIRE AGREEMENT. This Agreement, including the Exhibits attached hereto, contains the entire understanding between the parties hereto relating to the subject matter hereof, and shall supersede all prior negotiations, representations, agreements, and understandings, whether oral or written, between these parties with respect to the subject matter herein, and neither party shall be liable or bound to the other in any manner by any warranties or representations (whether oral, implied, or otherwise) not set forth herein.

28.      COUNTERPARTS.  This Agreement may be executed in one or more
         ------------
counterparts, each of which shall for all purposes be deemed to be an original, and all of which shall constitute one and the same Agreement.

29.      HEADINGS.  The  headings  of  sections  in this  Agreement  are
         --------
inserted for convenience only and shall not be deemed to constitute a part of this Agreement, or to affect interpretation of provisions hereof.

30. MODIFICATION AND WAIVER. The failure of either party to exercise any right, power, or option given it hereunder, or to insist on strict compliance with all terms and conditions hereof, shall not constitute a waiver of any term, condition, or right under this Agreement, unless and until that party shall have confirmed any such action or inaction to be a waiver in writing. Any such waiver shall not act as a waiver of any other terms, conditions, or rights under this Agreement, or the same term, condition or right on any other occasion not specifically waived in writing by such party. This Agreement may be modified, altered or amended only by a writing signed by each party with the same formality as the Agreement.

31. SUCCESSORS AND ASSIGNS. Except as provided in Section 4.d., this Agreement may not be assigned by either party hereto, in full or in part, without prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that such consent need not be obtained in the case of assignment through a merger, consolidation or any form of joint venture involving one of the parties. The terms and conditions of this Agreement shall inure to the benefit of, and shall be binding upon, respective successors and permitted assigns of the parties hereto.

32. SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but in the event that a term or provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid or unenforceable under applicable law, such term or provision shall be ineffective to the extent of such a term or provision, but the remainder of this Agreement shall not be affected thereby, and all the other terms and provisions of this Agreement shall be valid and enforced to the fullest extent permitted by law. Upon a determination that a term or provision is invalid, illegal, or incapable of being enforced, the parties agree to negotiate in good faith to modify this Agreement so as to effect their original intent as closely as possible.

33. BROKERS. Farmland and CHS represent to each other that no broker or other party claiming a commission or finder's fee has been engaged in respect of the transactions described in this Agreement. It is specifically agreed to by both Farmland and CHS that the other party hereto shall not be liable for costs or expenses of any real estate broker's commission, agent's commission, or finder's fee of the other party, in connection with or arising out of the transactions described in this Agreement, and each party hereto agrees to defend, indemnify and hold harmless the other party hereto from and against all costs and expenses of any kind or nature, including attorneys' fees and costs and expenses of litigation and/or other form of dispute resolution, incurred or suffered by the other party hereto, as a result of any real estate broker's commission, agent's commission, or finder's fee for which the indemnifying party is responsible. Each party hereto agrees that it shall be liable for its own legal, accounting and administrative expenses in connection with the transaction described in this Agreement.

34. BULK TRANSFER LAWS. CHS hereby waives compliance by Farmland with any applicable bulk transfer laws (including the bulk transfer provisions of the Uniform Commercial Code as adopted in Minnesota, Kansas, Missouri, and/or Texas, and/or any similar applicable statute relating to sales in bulk or sales not in the ordinary course of business) relating to the transactions contemplated by this Agreement. Farmland agrees to defend, indemnify and hold harmless CHS from and against all costs and expenses of any kind or nature, including attorneys' fees and costs and expenses of litigation and/or other form of dispute resolution, incurred or suffered by CHS which are in any way associated with Farmland's failure to comply with any bulk transfer laws.

35. CONFIDENTIALITY UPON TERMINATION. In the event this Agreement is terminated or rescinded for whatever reason Farmland and CHS shall keep confidential, and shall cause their respective affiliates, officers, directors, employees, agents, and representatives (including but not limited to each party's lenders and third party professionals) to keep confidential, all the contents of this Agreement, and all the documents or materials related thereto, except as may be required by law or administrative process.

36.      NO THIRD PARTY  BENEFICIARY.  Nothing  contained in this Agreement
         ---------------------------
shall be considered or construed as conferring any right or benefit on any person or entity other than Farmland and CHS, and their respective permitted successors and assigns.

37. SECURITY INTERESTS PERMITTED. CHS and Farmland agree that no provision of this Agreement shall be construed as limiting, in any way, the respective rights of CHS and Farmland (each, a "Granting Party") to grant to a lender(s) a security interest in the respective Granting Party's rights as set forth in this Agreement (a "Security Interest"); provided however, that nothing set forth in this Section 37. is intended to, or shall be construed as, creating any conflict with any other provision of this Agreement, or relieving either CHS or Farmland of any of its obligations set forth in this Agreement. Upon receiving a request from the Granting Party, on and/or after the Closing Date, the other party hereto (the "Non-Granting Party") shall make efforts that the Non-Granting Party believes are commercially reasonable to cooperate with reasonable requests from the Granting Party and the Granting Party's lender(s) to execute documents that are not inconsistent with the provisions of this Agreement and the intent of the parties in executing this Agreement.

38.      CHOICE OF LAW. This Agreement,  and all rights,  obligations,  and
          -------------
duties arising hereunder, and all disputes which may arise hereunder, shall be construed in accordance with, and governed by, laws of the \ State of Minnesota.

THIS AGREEMENT OF PURCHASE AND SALE SHALL NOT CONSTITUTE A CONTRACT BETWEEN THE PARTIES UNLESS AND UNTIL IT HAS BEEN FULLY EXECUTED
BY BOTH PARTIES

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective on the day and year first above written.


CENEX HARVEST STATES COOPERATIVES

By: ________________________________________
         John Johnson

Its: President and Chief Executive Officer

FARMLAND INDUSTRIES, INC.

By: ________________________________________
         Robert Honse

Its: President and Chief Executive Officer

                                   EXHIBIT "A"

                            REAL PROPERTY - Page 1/2

                       LEGAL DESCRIPTION OF REAL PROPERTY

                                   TRACT ONE:

A 0.527 acre tract of land in Section No. 183, Block No. 2, A.B. & M. Survey, Randall County, Texas, being more particularly described by metes and bounds as follows:

BEGINNING at a point located N 0(0)08'14" W a distance of 1582.32 feet and S 89(0)53'30" W a distance of 850.80 feet from the Southeast corner of said Section No. 183, and said point being located on the Southeasterly property line of the Atchison, Topeka and Santa Fe Railway Company;

THENCE N 16(0)57' E a distance of 56.4 feet to a1/2" iron rod set for corner;

THENCE N 89(0)53'30" E a distance of 418.01 feet to a1/2" iron rod set for corner;

THENCE S 0(0)06'30" E a distance of 53.9 feet to a point;

THENCE S 89(0)53'30" W a distance of 434.55 feet to the POINT OF BEGINNING.


                                   TRACT TWO:

A 5.000 acre tract of land in Section 183, Block 2, A.B. & M. Survey, Randall County, Texas, being more particularly described by metes and bounds as follows:

BEGINNING at a point located N 0(0)08'14" W. a distance of 1582.32 feet and S. 89(0)53'30" W. a distance of 850.80 feet from the Southeast corner of said Section 183, and said point being located in the
 Southeasterly property line of the Atchison, Topeka and Santa Fe Railway Company;

THENCE N. 89(0)53'30" E. a distance of 434.55 feet to a point;

THENCE S. 0(0)06'30" E. a distance of 434.55 feet to a point;

THENCE S. 89(0)53'30" W. a distance of 567.89 feet to a point;

THENCE N. 16(0)57' E. along the Southeasterly  property line of the Atchison,
 Topeka and Santa Fe Railway Company, a distance of 454.55 feet to the POINT OF BEGINNING.

                                   EXHIBIT "A"

                            REAL PROPERTY - Page 2/2

                       LEGAL DESCRIPTION OF REAL PROPERTY

                                  TRACT THREE:

A 10 acre tract of land out of Section 183, Block 2, A.B. & M. Survey, Randall County, Texas, lying between Washington Street and the Santa Fe Railroad, and being further described by metes and bounds as follows:

BEGINNING from a point whence the Southeast 183 bears South 2,273.1 feet and East 50 feet, said point being in the West right of way of Washington;

THENCE West 587.2 feet to a point in the East right of way line of the Santa Fe Railroad;

THENCE South 16(0)57'8" West along said Santa Fe Railroad right of way a distance of 665.6 feet to a point;

THENCE East 781.2 feet to a point in the West right of way line of Washington Street;

THENCE North along the West right of way line of Washington Street 636.7 feet to the PLACE OF BEGINNING.

                                   EXHIBIT "B"

                                PERSONAL PROPERTY

         Any and all personal property owned by Farmland and associated with the Business as of the Closing Date including, but not limited to, the following:

1. Those specific items of personal property listed in Exhibit B-1 (consisting of 15 pages), attached hereto and incorporated herein, that are located on, or otherwise used in connection with, the Real Property.

2. Any and all additive equipment and/or additive systems owned by Farmland and used at terminals to inject additives into gasolines and/or distillates or propane, except for the red dye additive system owned by Farmland and located at Farmland's refinery at Coffeyville, Kansas.

         3. Any and all computer equipment, copiers, facsimile, printers, office furniture and other office equipment owned by Farmland as of the Closing Date that have been utilized by employees of Country Energy, LLC, as agent for Farmland and CHS, prior to the Closing Date.



[NOTE: EXHIBIT B-1 IS THE 15 PAGE LISTING OF PERSONAL PROPERTY AT AMARILLO PROVIDED BY FARMLAND.]

                                   EXHIBIT "C"

                            PERSONAL PROPERTY LEASES

         Any and all personal property leases to which Farmland is a party that are associated with the Business as of the Closing Date including, but not limited to, the following:

1. Farmland's interest in any and all written and/or oral leases in connection with the Business operated by Farmland at the Real Property.

2. Farmland's interest in any and all written and/or oral leases of computer equipment, copiers, facsimile equipment, printers, office furniture and other office equipment existing as of the Closing Date that have been utilized by employees of Country Energy, LLC, as agent for Farmland and CHS, prior to the Closing Date.

3. Farmland's interest in any and all written and/or oral leases entered into by Farmland for the purpose of storing gasolines and/or distillates or propane.

                                   EXHIBIT "D"

                            CONTRACTS and AGREEMENTS

         Any and all contracts and agreements to which Farmland is a party that areassociated with the Business as of the Closing Date including, but not limited to, the following:

1. Farmland's interest in written and oral contracts and agreements with customers, vendors, suppliers and other parties including, but not limited to, contracts and agreements in connection with the Business operated by Farmland at the Real Property, and contracts and agreements in connection with the Business managed by Country Energy, LLC, as agent for Farmland and CHS.

2. Farmland's interest in that certain Asset Purchase Agreement entered into as of May 1, 2000, by and between Williams Energy Marketing & Trading Company and The Williams Companies, as Seller, and CHS and Farmland acting through Country Energy, LLC, as Buyer.

3. Farmland's interest in that certain Propane Supply Agreement entered into as of May 1, 2000 by and between Williams Energy Marketing & Trading Company and The Williams Companies, as Supplier, and CHS and Farmland acting through Country Energy, LLC, as Customer.

4. Farmland's interest in that certain Agreement for the Sale of Base Oils entered into as of December 15, 2000 by and between Conoco, Inc., as Seller, and CHS and Farmland acting through Country Energy, LLC, as Buyer.

5. Farmland's interest in that certain Contract of Sale entered into as of December, 2000 by and between ExxonMobil Lubricants and Petroleum Specialties Company, a division of ExxonMobil Corporation, as Seller, and Country Energy, LLC, as Buyer.

                                   EXHIBIT "E"

                              INTELLECTUAL PROPERTY

         All of Farmland's rights, title, and interest in intellectual property associated exclusively with the Business on the Closing Date, including, but not limited to, those specific trademarks, service marks, logos, trade names and commercial symbols listed in Exhibit E-1 (consisting of 5 pages), attached hereto and incorporated herein.


                                                                  EXHIBIT E-1
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
TRADEMARK                       REG. NO.                    OWNER             STATUS                    OUTSIDE COUNSEL

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
RUBY FIELDMASTER                                                              Licenses from Farmland
                                                                              and Cenex

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
AMPRIDE (Class 4)               1,832,572                   Farmland          Registered.               Outside counsel:
                                                                                                        Hovey Williams
                                                                                                        2450 Grand
                                                                                                        Kansas City, MO 64111
                                                                                                        Contact:  Bob Hovey

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
AMPRIDE (Class 37, 42)          1,498,043                   Farmland          Registered.               Outside counsel:
                                                                                                        Hovey Williams
                                                                                                        2450 Grand
                                                                                                        Kansas City, MO 64111
                                                                                                        Contact:  Bob Hovey

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
AMPLUS                          1,538,999                   Farmland          Registered.               Outside counsel:
                                                                                                        Hovey Williams
                                                                                                        2450 Grand
                                                                                                        Kansas City, MO 64111
                                                                                                        Contact:  Bob Hovey

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
BULL'S EYE & DESIGN             1,923,168                   Farmland          Mark not renewed.         Outside counsel:
                                                                                                        Hovey Williams
                                                                                                        2450 Grand
                                                                                                        Kansas City, MO 64111
                                                                                                        Contact:  Bob Hovey

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
CIRCLE THREE                    1,089,532                   Farmland          Registered.               Outside counsel:
                                                                                                        Hovey Williams
                                                                                                        2450 Grand
                                                                                                        Kansas City, MO 64111
                                                                                                        Contact:  Bob Hovey

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
CLEANGUARD                      1,618,344                   Farmland          Registered.               Outside counsel:
                                                                                                        Hovey Williams
                                                                                                        2450 Grand
                                                                                                        Kansas City, MO 64111
                                                                                                        Contact:  Bob Hovey

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
DOUBLE CIRCLE                   0,826,728                   Farmland          Registered.               Outside counsel:
                                                                                                        Hovey Williams
                                                                                                        2450 Grand
                                                                                                        Kansas City, MO 64111
                                                                                                        Contact:  Bob Hovey

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
IRRIFLEX                        1,509,833                   Farmland          Registered.               Outside counsel:
                                                                                                        Hovey Williams
                                                                                                        2450 Grand
                                                                                                        Kansas City, MO 64111
                                                                                                        Contact:  Bob Hovey

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
TRADEMARK                       REG. NO.                    OWNER             STATUS                    OUTSIDE COUNSEL

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
LITH-GARD                       0,826,729                   Farmland          Registered.               Outside counsel:
                                                                                                        Hovey Williams
                                                                                                        2450 Grand
                                                                                                        Kansas City, MO 64111
                                                                                                        Contact:  Bob Hovey

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
LUBE SCAN                       2,408,655                   Farmland          Registered.               Outside Counsel:
                                                                                                        Spencer Fane Britt & Browne
                                                                                                        1000 Walnut St., Suite 1400
                                                                                                        Kansas City, MO 64106
                                                                                                        Contact:  Ed Marquette

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
MARKSMAN                        1,917,564                   Farmland          Mark not renewed.         Outside counsel:
                                                                                                        Hovey Williams
                                                                                                        2450 Grand
                                                                                                        Kansas City, MO 64111
                                                                                                        Contact:  Bob Hovey

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
MAXTRON                         2,097,768                   Farmland          Registered.               Outside counsel:
                                                                                                        Hovey Williams
                                                                                                        2450 Grand
                                                                                                        Kansas City, MO 64111
                                                                                                        Contact:  Bob Hovey

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
PROPANE LOGO                    2,174,860                   Farmland          Registered                Outside counsel:
                                                                                                        Hovey Williams
                                                                                                        2450 Grand
                                                                                                        Kansas City, MO 64111
                                                                                                        Contact:  Bob Hovey

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
RUBY                            1,522,334                   Farmland          Registered.               Outside counsel:
                                                                                                        Hovey Williams
                                                                                                        2450 Grand
                                                                                                        Kansas City, MO 64111
                                                                                                        Contact:  Bob Hovey

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
SHARPSHOOTER                    1,923,169                   Farmland          Mark not renewed.         Outside counsel:
                                                                                                        Hovey Williams
                                                                                                        2450 Grand
                                                                                                        Kansas City, MO 64111
                                                                                                        Contact:  Bob Hovey

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
SUPER TMS PLUS                  1,717,403                   Farmland          Registered.               Outside Counsel:
                                                                                                        Shook, Hardy & Bacon
                                                                                                        1200 Main Street, Suite 2700
                                                                                                        Kansas City, MO 64105
                                                                                                        Contact:  Bill Kircher

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
CENEX (Class 37, 42)            1,591,300                   Cenex

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
CENEX (Class 37, 42)            1,590,170                   Cenex

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
CENEX (Class 4)                 1,070,076                   Cenex

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
TRADEMARK                       REG. NO.                    OWNER             STATUS                    OUTSIDE COUNSEL

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
CENEX (Class 4)                 0,652,618                   Cenex

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
CENEX (Class 3)                 1,053,822                   Cenex

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
CENEX ROADMASTER XL             2,080,468                   Cenex

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
Cenex Xpress 24                 75/839,190                  Farmland          Registration pending.     Outside Counsel:
                                                                                                        Spencer Fane, Britt & Browne
                                                                                                        1000 Walnut St., Suite 1400
                                                                                                        Kansas City, MO 64106
                                                                                                        Contact:  Ed Marquette

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
COME TO THE ISLANDS             1,975,692                   Cenex

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
FIELDMASTER XL                  1,600,264                   Cenex

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
ML 365                          0,797,694                   Cenex

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
PUMP 24                         1,345,817                   Cenex

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
QWIKLIFT                        0,678,328                   Cenex

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
PLATINUM D                      1,977,240                   Cenex

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
SNOW MAX                        2,364,965                   Cenex

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
STAY CLEAN                      1,616,368                   Cenex

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
TC BIO PLUS                     1,829,155                   Cenex

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
TOWNMART                        1,444,612                   Cenex

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
TRI-BAND/TRI-COLOR DESIGN       1,862,003                   Cenex

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
VIKING                          1,635,924                   Cenex

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
WINTER MASTER                   2,300,725                   Cenex

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
CF ROADMASTER                   N/A                         N/A               Mark not                  N/A
                                                                              registered.

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
DRIP SOYL                       N/A                         N/A               Mark not registered.      N/A

                                                                              Country
                                                                              Energy
                                                                              using
                                                                              the
                                                                              mark
                                                                              with
                                                                              the
                                                                              (TM)
                                                                              symbol.

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
TRADEMARK                       REG. NO.                    OWNER             STATUS                    OUTSIDE COUNSEL

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
HTB                             76/225,106 (Serial No.)     Country Energy    Mark filed by Farmland    Farmland Legal
                                                                              on behalf of Country      12200 N. Ambassador Drive
                                                                              Energy.  Pending          Kansas City, MO 64163
                                                                              registration.             Contact: Ami Wisdom

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
INDOL ISO                       N/A                         N/A               Mark not registered.      N/A

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
KLEANSWEEP                      76/274,819 (Serial No.)     Farmland          Mark filed by             Farmland Legal
                                                                              Farmland.  Pending        12200 N. Ambassador Drive
                                                                              registration.             Kansas City, MO 64163
                                                                                                        Contact: Ami Wisdom

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
MOLYPLEX 500+                   N/A                         N/A               Mark not registered.      N/A

                                                                              Country
                                                                              Energy
                                                                              using
                                                                              the
                                                                              mark
                                                                              with
                                                                              the
                                                                              (TM)
                                                                              symbol.

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
TC-501                          N/A                         N/A               Mark not registered.      N/A

                                                                              Country
                                                                              Energy
                                                                              using
                                                                              the
                                                                              mark
                                                                              with
                                                                              the
                                                                              (TM)
                                                                              symbol.

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
TC-502                          N/A                         N/A               Mark not registered.      N/A

                                                                              Country
                                                                              Energy
                                                                              using
                                                                              the
                                                                              mark
                                                                              with
                                                                              the
                                                                              (TM)
                                                                              symbol.

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
License of:                     2,233,978                   Automotive        No file.  Country         N/A
AUTO GOLD                                                   Gold, Inc.        Energy employees
                                                                              believe the mark has
                                                                              been licensed to CE for
                                                                              use.

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
License of:                     1,410,407                   Beverly Hills     No file.  Country         N/A
BLUEGARD 500+                                               Motoring          Energy employees
                                                            Accessories
                                                                              believe
                                                                              the
                                                                              mark
                                                                              has
                                                                              been
                                                                              licensed
                                                                              to
                                                                              CE
                                                                              for
                                                                              use.

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
SOYMASTER                       N/A                         N/A               Mark not registered.      N/A

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
SUPERLUBE 518                   N/A                         N/A               Mark not registered.      N/A

                                                                              Country
                                                                              Energy
                                                                              using
                                                                              the
                                                                              mark
                                                                              with
                                                                              the
                                                                              (TM)
                                                                              symbol.

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
TRADEMARK                       REG. NO.                    OWNER             STATUS                    OUTSIDE COUNSEL

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
TC-W3                           1,847,512                   National Marine   No file.  TC-W3 is a      N/A
                                                            Manufacturers     certification mark that
                                                            Association,
                                                                              Inc
                                                                              certifies
                                                                              that
                                                                              engine
                                                                              lubricants
                                                                              tested
                                                                              meet
                                                                              the
                                                                              standards
                                                                              set
                                                                              forth
                                                                              in
                                                                              the
                                                                              Certificate
                                                                              Test
                                                                              Booklet.
                                                                              Used
                                                                              by
                                                                              the
                                                                              industry.

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
TOTAL PROTECTION PLAN           N/A                         N/A               Mark not registered.      N/A

                                                                              Country
                                                                              Energy
                                                                              using
                                                                              the
                                                                              mark
                                                                              with
                                                                              the
                                                                              (TM)
                                                                              symbol.

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
LUBESCAN                        2,408,655                   Farmland          Registered.               Outside Counsel:
                                                                                                        Spencer Fane Britt & Browne
                                                                                                        1000 Walnut St., Suite 1400
                                                                                                        Kansas City, MO 64106
                                                                                                        Contact:  Ed Marquette

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
VALUE ASSURANCE                 75/877957 (Serial No.)      Farmland          Mark filed by             Farmland Legal
                                                                              Farmland.  Pending        12200 N. Ambassador Drive
                                                                              registration.             Kansas City, MO 64163
                                                                                                        Contact: Ami Wisdom

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
BIOMAX                          Other registrations:        Other owners      Mark not registered by    N/A
                                78023910; 74077994;                           Farmland.
                                78035194; 75692626;
                                75511202;75510705;
                                75337633;75171746;
                                75014184;74497847;
                                74514418;74380579;
                                73254753

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
SECURE COMFORT (WORD)           75/877956 (Serial No.)      Farmland          Mark filed by             Farmland Legal
                                                                              Farmland.  Pending        12200 N. Ambassador Drive
                                                                              registration.             Kansas City, MO 64163
                                                                                                        Contact: Ami Wisdom

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
SECURE COMFORT DESIGN           75/877955 (Serial No.)      Farmland          Mark filed by             Farmland Legal
                                                                              Farmland.  Pending        12200 N. Ambassador Drive
                                                                              registration.             Kansas City, MO 64163
                                                                                                        Contact: Ami Wisdom

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
AUTOPLUS                        Other registrations:        Other owners      Mark not registered by    N/A
                                75788525;                                     Farmland.
                                75490406; 75490408;
                                75623886; 74454386;
                                73737387

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
------------------------------- --------------------------- ----------------- ------------------------- ----------------------------
QWIKLIFT HTB                    N/A                         N/A               Mark not registered.      N/A
                                                                              HTB is pending
                                                                              registration.

------------------------------- --------------------------- ----------------- ------------------------- ----------------------------

                                   EXHIBIT "F"

                                BUSINESS RECORDS


         Any and all business records(or copies thereof) owned by Farmland and associated with the Business as of the Closing Date including, but not limited to, the following:

1.       Farmland's interest in the Customer List.

2. Farmland's interest in any and all credit files and records relating to customers identified on the Customer List including, but not limited to, credit files and records that predate the formation of Country Energy, LLC, as agent for Farmland and CHS; provided however, that CHS agrees that Farmland shall have the right to retain such credit files for as long a period of time as Farmland believes is reasonably necessary to collect accounts receivable existing as of the Closing Date.

                                   EXHIBIT "G"

                              ASSUMPTION AGREEMENT

         IN CONSIDERATION of the assignment by FARMLAND INDUSTRIES, INC., a Kansas cooperative corporation ("Farmland") to CENEX HARVEST STATES COOPERATIVES, a Minnesota cooperative corporation ("CHS") of all of Farmland's rights, title and interest in Personal Property Leases and Contracts (as such terms are defined in that certain Agreement of Purchase and Sale of Assets effective as of November __, 2001, by and between Farmland and CHS), CHS does hereby assume, and agree to be bound by, and to perform, observe and comply with, all of the terms, covenants, conditions, undertakings, and other provisions of all such Personal Property Leases and Contracts from and after November __, 2001, in the same manner and with the same force and effect as if CHS had originally executed all such Personal Property Leases and Contracts.

         IN WITNESS WHEREOF, CHS has caused this Assumption Agreement to be executed and made effective this ___ day of November,
2001.

CENEX HARVEST STATES COOPERATIVES

                                   EXHIBIT "H"

                            ALLOCATION OF BASE PRICE

                  To Be Completed By CHS Accounting Department

                                   EXHIBIT "I"

                              ENVIRONMENTAL ISSUES

                   Material Compliance and Related Proceedings


Except as stated below, to the best of Farmland's knowledge, the Assets associated with the Real Property, are in substantial compliance with all "Applicable Environmental Laws" with respect to its operation of the Business on the Real Property.

1.   None.

Except as stated below, neither Farmland, or any other third party, has received a notice of violation of an Applicable Environmental Law with respect to the Real Property, as pursuant to which any government agency would require future soil or groundwater remediation at the Real Property.

1.       None.

                                 Wells and Tanks

Except as stated below, to the best of Farmland's knowledge, there are no active, inactive, and/or abandoned wells, and/or any underground storage tanks located on the Real Property.

1. One 10,000-gallon underground storage tank for diesel on the Amarillo property

(TNRCC Facility Number 0001454)

                                   EXHIBIT "J"

                    TRANSITION USE OF LEGACY COMPUTER SYSTEM

The following provisions apply to CHS' use of the Farmland Legacy Computer Systems for a transition period on and after the Closing Date.

1.       Farmland and CHS agree to the following background statements:

         a. Country Energy, LLC ("Country Energy") was formed by Farmland and CHS to act as their agent for the marketing, sale and distribution of certain energy products, effective on September 1, 1998, and has acted in such agency role to the Closing Date (the "Agency Period").

         b. During the Agency Period, Farmland and Country Energy engaged in a course of dealing pertaining to certain Farmland computer systems and mainframe processing (the "Legacy Computer Systems", as such term is specifically defined in paragraph 5. below of this Exhibit "J"), whereby Farmland and Country Energy shared resources and exchanged data using the Legacy Computer Systems, and in which both Farmland and Country Energy utilized the services of One System Group LLC ("OSG") to provide support with regard to such use of the Legacy Computer Systems (the "Prior Activities").

         c. CHS has notified Farmland that it is imperative to CHS that it be allowed to use the Legacy Computer Systems for its management of the Cenex Energy Business in a manner that is consistent with the Prior Activities during a transition period on and after the Closing Date.

         d. CHS' use of the Legacy Computer Systems on and after the Closing Date will unavoidably result in CHS gaining access to certain proprietary information of Farmland that CHS does not reasonably need for it to manage its Cenex Energy Business, as for example, information related to Farmland's consolidated financial data or business enterprises not included in Farmland's wholesale energy business (the "Farmland Proprietary Information").

2. Subject to all of the paragraphs as set forth in this Exhibit "J", including but not limited to paragraph 4. herein, Farmland shall make the Legacy Computer Systems available to CHS for its use, where such use will be similar in scope to Prior Activities engaged in by Farmland, Country Energy, and OSG during the Agency Period, for a limited time period beginning on December 1, 2001 and ending on February 28, 2002 (the "Transition Period").

3. Subject to all of the paragraphs as set forth in this Exhibit "J", including but not limited to paragraph 4. herein, during the Transition Period, Farmland shall provide the following services with respect to the Legacy Computer
Systems: system monitoring, system processing functions (such as the closing process), security maintenance, and user support on how to use the systems. CHS personnel, not Farmland personnel, shall perform all other functions necessary for CHS to use the Legacy Computer Systems during the Transition Period.

4. Notwithstanding anything to the contrary in this Exhibit "J", CHS and Farmland agree that Farmland shall be required to perform its obligations set forth in paragraphs 2. and 3. of this Exhibit "J" in accordance with a "good faith, commercially reasonable" standard, which shall be interpreted and construed to mean the same manner that a reasonable commercial entity would utilize if it was performing the functions that are set forth in paragraphs 2. and 3. of this Exhibit "J" for itself, and not for another party; provided, further, that Farmland shall be compensated as set forth in paragraph 7. of this Exhibit "J" for its exercise of "good faith, commercially reasonable" efforts to perform its obligations set forth in paragraphs 2. and 3. of this Exhibit "J". Except for Farmland's representation that it shall perform its obligations in accordance with such "good faith, commercially reasonable" standard, FARMLAND DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE LEGACY COMPUTER SYSTEMS, INCLUDING BUT NOT LIMITED TO ANY REPRESENTATIONS OR WARRANTIES REGARDING CONTINUED OPERATION OF THE LEGACY COMPUTER SYSTEMS OR THE AVAILABILITY OF STAFFING OR OTHER NECESSARY SUPPORT FOR SUCH LEGACY COMPUTER SYSTEMS, AND/OR CHS' USE OF THE LEGACY COMPUTER SYSTEMS DURING THE TRANSITION PERIOD, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE.

5.       The Legacy Computer Systems are defined as consisting of the following:

         a. The financial legacy systems, which includes the following systems:
         M&D, SIS, and CARMS, including the closing process, table and security maintenance and user support, and associated utilities (for example, interfaces, data transformation, data transmission and direct connect utilities) (the "Financial Legacy Systems"); and

         b. The petroleum legacy systems, which includes the following systems:
         Consolidated Sales, PIBS, COMS, PTLS, Petroex, Direct Ship, Commodity Rates Management, TBA, TOPS, WNAD, Fieldman and Refined Fuels Tax, and associated utilities (for example, interfaces, data transformation, data transmission and direct connect utilities) (the "Petroleum Legacy Systems"); and

         c. The transportation legacy system, which includes the following systems: TOES, and associated utilities (for example, interfaces, data transformation, data transmission and direct connect utilities) (the "Transportation Legacy System").

6. CHS shall not make, or cause to be made, any programming enhancements or changes to the Financial Legacy Systems or the Transportation Legacy System without prior written approval from Farmland, which approval shall not be unreasonably withheld, regardless of whether CHS pays for, or offers to pay for, such enhancements or changes.

7. In consideration of Farmland performing its obligations set forth in paragraphs 2. and 3. of this Exhibit "J", CHS shall pay the following amounts (the "Compensation").

         a. As base compensation for its use of the Legacy Computer Systems during the Transition Period, a fee of One Hundred Thousand ($100,000) for each of the months of December, 2001, January, 2002, and February, 2002, with each such fee due to Farmland on the first day of each such month (the "Base Fee").

         b. As compensation for computer hardware processing services to be provided by OSG to Farmland, in accordance with the IT Services Agreement in effect between Farmland and OSG, which services are measured in a quantity of millions of instructions per second ("MIPS"), in connection with CHS' use of the Legacy Computer Systems during the Transition Period, a fee that is equal to Farmland's obligation to OSG, which fee shall be calculated to be the greater of the two amounts set forth in subsections i. and ii. immediately below, with such fee due to OSG monthly, without setoff (the "MIPS Fee"):

                  i. A minimum amount of Sixty Eight Thousand, Five Hundred Seventy Two Dollars and Sixty Eight Cents ($68,572.68), OSG's fee for 12 MIPS.

                  ii. A calculated fee for actual usage of MIPS, which shall be the sum of the following two items:

                           A. One hundred percent (100%) of the MIPS usage that is directly associated with the Petroleum Legacy
                                    Systems, the Financial Legacy Systems, and the Transportation Legacy System; and

                           B. An overhead usage factor, calculated as a proportion of the overhead MIPS not specifically allocated to any application equal to the greater of: (i) thirty percent (30%) of the overhead MIPS; or (ii) a fraction equal to the total MIPS other than overhead MIPS allocable to CHS as set forth in subdivision A. immediately above divided by total MIPS other than overhead MIPS.

         c. As compensation for direct access storage device services ("DASD") to be provided by OSG to Farmland, in accordance with the IT Services Agreement in effect between Farmland and OSG, in connection with CHS' use of the Legacy Computer Systems during the Transition Period, a fee that is equal to Farmland's obligation to OSG, which fee shall be calculated the same as the MIPS Fee set forth in subsection b. immediately above, except that the minimum amount set forth in subsection i. of subsection b. shall be Thirteen Thousand Dollars, Nine Hundred and Three Dollars and Twenty Eight Cents ($13,903.28), OSG's fee for 34 Gigabytes of DASD, with such fee due to OSG monthly, without setoff (the "DASD Fee"). . d. As compensation for maintenance, support and enhancement services to be provided by OSG to Farmland, in accordance with the IT Services Agreement in effect between Farmland and OSG, in connection with CHS' use of the Legacy Computer Systems during the Transition Period, a fee that is equal to Farmland's obligation to OSG, which fee shall be calculated to be the sum of the two amounts set forth in subsections i. and ii. immediately below, with such fee due to OSG monthly, without setoff:

                  i. One hundred percent (100%) of the maintenance and support hours actually provided by OSG with respect to the Financial Legacy Systems, the Petroleum Legacy Systems, and the Transportation Legacy System; and

                  ii. One hundred percent (100%) of the costs that are associated with any enhancements made to the Legacy Computer Systems with consent of Farmland as provided for in paragraph 6. of this Exhibit "J".

8. Notwithstanding the fact that CHS' use of the Legacy Computer Systems during the Transition Period will result in CHS gaining access to Farmland Proprietary Information (as defined in paragraph 1. of this Exhibit "J"), CHS acknowledges and agrees that Farmland is not transferring to CHS any ownership of, or any license or right to use, or any other interest in, Farmland Proprietary Information. CHS shall not use any Farmland Proprietary Information to which it has gained access through its use of the Legacy Computer Systems during the Transition Period, and shall treat Farmland Proprietary Information confidential with the same degree of care that CHS treats its own proprietary and confidential information.

9. Provided that Farmland fulfills its obligations that are set forth in this Exhibit "J", in accordance with the provisions of paragraph 4. herein, CHS hereby releases Farmland (and its officers, agents, employees and affiliates) from any claims that CHS may have arising out of, or in any way related to, CHS' use of the Legacy Computer System during the Transition Period.

10. In no event shall either Farmland or CHS be liable to the other party hereto for any consequential, incidental, punitive, special, or similar damages, regardless of whether such liability is based on breach of contract, tort, strict liability, breach of warranties, the failure of essential purpose or otherwise, in any way arising out of, or in any way related to, the provisions of this Exhibit "J", even if such party was advised of the likelihood of such damages.
                                   EXHIBIT "K"

                       GENERAL ASSIGNMENT AND BILL OF SALE

         IN CONSIDERATION of the sum of one dollar and other good and valuable consideration given by CENEX HARVEST STATES COOPERATIVES, a Minnesota cooperative corporation ("CHS"), as the transferee, to the undersigned FARMLAND INDUSTRIES, INC., a Kansas cooperative corporation ("Farmland"), as the transferor, the receipt and sufficiency of which is acknowledged by Farmland, Farmland does hereby ll, transfer, assign, deliver, and convey to CHS all of its right, title, and interest in the following assets (the "Assets") owned by Farmland, pursuant to terms and conditions of that certain Agreement of Purchase and Sale of Assets effective as of November __, 2001, by and between Farmland and CHS (the "Asset Purchase Agreement").

         (a)      All Personal Property as defined in the Asset Purchase
                  Agreement;

         (b) All Personal Property Leases as defined in the Asset Purchase Agreement;

         (c)      All Contracts as defined in the Asset Purchase Agreement;

         (d)      All Intellectual Property as defined in the Asset Purchase
                  Agreement;

         (e)      All Business Records as defined in the Asset Purchase
                  Agreement;

         (f)      Farmland's Investment as defined in the Asset Purchase
                  Agreement;

         (g)      Farmland's ERP System as defined in the Asset Purchase
                  Agreement;

         (h)      All Permits/Licenses as defined in the Asset Purchase
                  Agreement; and

         (i)      All Purchased Inventory as defined in the Asset Purchase
                  Agreement.

Farmland represents and warrants that it has good and marketable title to all of the Assets free and clear of all liens, claims, restrictions, or encumbrances.

Capitalized terms not otherwise defined herein shall have the meaning given them in the Asset Purchase Agreement.

         IN WITNESS WHEREOF, Farmland has caused this Assignment and Bill of Sale to be executed effective this _____ day of November, 2001.

FARMLAND INDUSTRIES, INC.